                                                                   EXHIBIT 10.35


                             ADOPTION AGREEMENT #004
             NONSTANDARDIZED CODE SECTION 401(k) PROFIT SHARING PLAN

        The undersigned, Mercury Air Group, Inc. ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the California Central Trust Bank sponsored Defined Contribution Master Plan (basic plan document #01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Master Plan.

                                    ARTICLE I
                                  DEFINITIONS

        1.02 TRUSTEE. The Trustee executing this Adoption Agreement is: (Choose
(a) or (b))

[N/A]   (a) A discretionary Trustee. See Section 10.03[A] of the Plan.

[X]     (b) A nondiscretionary Trustee. See Section 10.03[B] of the Plan. [Note:
        The Employer may not elect Option (b) if a Custodian executes the Adoption Agreement.]

        1.03 PLAN. The name of the Plan as adopted by the Employer is Mercury Air Group, Inc. 401(k) Plan.

        1.07 EMPLOYEE. The following Employees are not eligible to participate in the Plan: (Choose (a) or at least one of (b) through (g))

[X]     (a) No exclusions.

[N/A] (b) Collective bargaining employees (as defined in Section 1.07 of the Plan). [Note: If the Employer excludes union employees from the Plan, the Employer must be able to provide evidence that retirement benefits were the subject of good faith bargaining.]

[N/A] (c) Nonresident aliens who do not receive any earned income (as defined in Code Section 911(d)(2)) from the Employer which constitutes United States source income (as defined in Code Section 861(a)(3)).

[N/A]   (d) Commission Salesmen.

[N/A]   (e) Any Employee compensated on a salaried basis.

[N/A]   (f) Any Employee compensated on an hourly basis.

[N/A]   (g) (Specify)_________________________________________________________.

LEASED EMPLOYEES. Any Leased Employee treated as an Employee under Section 1.31 of the Plan, is: (Choose (h) or (i))

[X]     (h) Not eligible to participate in the Plan.

[N/A] (i) Eligible to participate in the Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07.

RELATED EMPLOYERS. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07. In addition: (Choose (j) or (k))

[X] (j) No other related group member's Employees are eligible to participate in the Plan.

[N/A] (k) The following nonparticipating related group member's Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07:__________________________________________________________________.

        1.12 COMPENSATION.

TREATMENT OF ELECTIVE CONTRIBUTIONS. (Choose (a) or (b))

[N/A] (a) "Compensation" includes elective contributions made by the Employer on the Employee's behalf.

[X]     (b) "Compensation" does not include elective contributions.

MODIFICATIONS TO COMPENSATION DEFINITION. (Choose (c) or at least one of (d) through (j))

[N/A]   (c) No modifications other than as elected under Options (a) or (b).

[N/A]   (d) The Plan excludes Compensation in excess of $______________________.

[X] (e) In lieu of the definition in Section 1.12 of the Plan, Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement Section 1.12.

[N/A]   (f) The Plan excludes bonuses.

[N/A]   (g) The Plan excludes overtime.

[N/A]   (h) The Plan excludes Commissions.

[N/A] (i) Compensation will not include Compensation from a related employer (as defined in Section 1.30 of the Plan) that has not executed a Participation Agreement in this Plan unless, pursuant to Adoption Agreement Section 1.07, the Employees of that related employer are eligible to participate in this Plan.

[N/A]   (j) (Specify)__________________________________________________________.

If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f), (g),
(h) or (j) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee.

SPECIAL DEFINITION FOR MATCHING CONTRIBUTIONS. "Compensation" for purposes of any matching contribution formula under Article III means: (Choose (k) or (l) only if applicable)

[X]     (k) Compensation as defined in this Adoption Agreement Section 1.12.

[N/A]   (l) (Specify) _________________________________________________________.

SPECIAL DEFINITION FOR SALARY REDUCTION CONTRIBUTIONS. An Employee's salary reduction agreement applies to his Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions: (Choose (m) or at least one of (n) or (o), if applicable)

[X]     (m) No exceptions.

[N/A] (n) If the Employee makes elective contributions to another plan maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the withholding period: (Choose (1) or (2))

        [N/A] (1) After the reduction for such period of elective contributions to the other plan(s).

        [N/A] (2) Prior to the reduction for such period of elective contributions to the other plan(s).

[N/A]   (o) (Specify)__________________________________________________________.

        1.17 PLAN YEAR/LIMITATION YEAR.

PLAN YEAR. Plan Year means: (Choose (a) or (b))

[X]     (a) The 12 consecutive month period ending every December 31.

[N/A]   (b) (Specify)__________________________________________________________.

LIMITATION YEAR. The Limitation Year is: (Choose (c) or (d))

[X]     (c) The Plan Year.

[N/A]   (d) The 12 consecutive month period ending every ____________.

        1.18 EFFECTIVE DATE.

NEW PLAN. The "Effective Date" of the Plan is____________.

RESTATED PLAN. The restated Effective Date is September 1, 1999. This Plan is a substitution and amendment of an existing retirement plan(s) originally established January 1, 1992. [Note: See the Effective Date Addendum.]

        1.27 HOUR OF SERVICE. The crediting method for Hours of Service is:
(Choose (a) or (b))

[X]     (a) The actual method.

[N/A]   (b) The ________________ equivalency method, except:

        [N/A]   (1) No exceptions.

        [N/A] (2) The actual method applies for purposes of (Choose at least one)

                [N/A]   (i) Participation under Article II.

                [N/A)   (ii) Vesting under Article V.

                [N/A]   (iii) Accrual of benefits under Section 3.06.

[Note: On the blank line, insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."]

        1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s):

RPA Aviation Automation Services. Service with the designated predecessor employer(s) applies: (Choose at least one of (a) or (b); (c) is available only in addition to (a) or (b))

[X]     (a) For purposes of participation under Article II.

[X]     (b) For purposes of vesting under Article V.

[N/A]   (c) Except the following Service: _____________________________________.

[Note: If the Plan does not credit any predecessor service under this provision, insert "N/A" in the first blank line. The Employer may attach a schedule to this Adoption Agreement, in the same format as this Section 1.29, designating additional predecessor employers and the applicable service crediting elections.]

        1.31 LEASED EMPLOYEES. If a Leased Employee is a Participant in the Plan and also participates in a plan maintained by the leasing organization: (Choose
(a) or (b))

[X] (a) The Advisory Committee will determine the Leased Employee's allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.

[N/A] (b) The Advisory Committee will reduce a Leased Employee's allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

        [N/A] (1) Must be a money purchase plan which would satisfy the definition under Section 1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.

        [N/A] (2) Must satisfy the features and, if a defined benefit plan, the method of reduction described in an addendum to this Adoption Agreement, numbered 1.31.

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

        2.01 ELIGIBILITY.

ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose (a) or (b) or both; (c) is optional as an additional election)

[X]     (a) Attainment of age 21 (specify age, not exceeding 21).

[X]     (b) Service requirement. (Choose one of (1) through (3))

        [X]     (1) One Year of Service.

        [N/A] (2) ____ months (not exceeding 12) following the Employee's Employment Commencement Date.

        [N/A]   (3) One Hour of Service.

[N/A] (c) Special requirements for non-401(k) portion of plan. (Make elections under (1) and under (2))

        (1) The requirements of this Option (c) apply to participation in:
        (Choose at least one of (i) through (iii))

        [N/A] (i) The allocation of Employer nonelective contributions and Participant forfeitures.

        [N/A] (ii) The allocation of Employer matching contributions (including forfeitures allocated as matching contributions).

        [N/A] (iii) The allocation of Employer qualified nonelective contributions.

        (2) For participation in the allocations described in (1), the eligibility conditions are: (Choose at least one of (i) through (iv))

        [N/A] (i) __________ (one or two) Year(s) of Service, without an intervening Break in Service (as described in Section 2.03(A) of the Plan) if the requirement is two Years of Service.

        [N/A] (ii) __________ months (not exceeding 24) following the Employee's Employment Commencement Date.

        [N/A]   (iii) One Hour of Service.

        [N/A]   (iv) Attainment of age (Specify age, not exceeding 21).

PLAN ENTRY DATE. "Plan Entry Date" means the Effective Date and: (Choose (d),
(e) or (f)

[N/A] (d) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[N/A]   (e) The first day of the Plan Year.

[X]     (f) (Specify entry dates) the first day of the Plan Quarter.

TIME OF PARTICIPATION. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option (c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (Choose (g), (h) or (i))

[X]     (g) immediately following

[N/A]   (h) immediately preceding

[N/A]   (i) nearest

the date the Employee completes the eligibility conditions described in Options
(a) and (b) (or in Option (c)(2) if applicable) of this Adoption Agreement
Section 2.01. [Note. The Employer must coordinate the selection of (g), (h) or
(i) with the "Plan Entry Date" selection in (d), (e) or (f). Unless otherwise excluded under Section 1.07, the Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code Section 410(a); or
(2) 6 months after the date the Employee completes those requirements.]

DUAL ELIGIBILITY. The eligibility conditions of this Section 2.01 apply to:
(Choose (j) or (k))

[N/A]   (j) All Employees of the Employer, except: (Choose (1) or (2))

[N/A]   (1) No exceptions.

[N/A]   (2) Employees who are Participants in the Plan as of the Effective Date.

[X] (k) Solely to an Employee employed by the Employer after September 1, 1999. If the Employee was employed by the Employer on or before the specified date, the Employee will become a Participant: (Choose (1), (2) or (3))

        [X] (1) On the latest of the Effective Date, his Employment Commencement Date or the date he attains age 21 (not to exceed
                21).

        [N/A] (2) Under the eligibility conditions in effect under the Plan prior to the restated Effective Date. If the restated Plan required more than one Year of Service to participate, the eligibility condition under this Option (2) for participation in the Code Section 401(k) arrangement under this Plan is one Year of Service for Plan Years beginning after December 31, 1988. [For restated plans only]

        [N/A]   (3) (Specify) _________________________________________________.

        2.02 YEAR OF SERVICE-PARTICIPATION.

HOURS OF SERVICE. An Employee must complete: (Choose (a) or (b))

[X]     (a) 1,000 Hours of Service

[N/A]   (b)____________ Hours of Service

during an eligibility computation period to receive credit for a Year of Service. [Note: The Hours of Service requirement may not exceed 1,000.]

ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (Choose (c) or (d))

[N/A] (c) The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.

[X] (d) The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

        2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan: (Choose (a) or (b))

[X]     (a) Does not apply to the Employer's Plan.

[N/A]   (b) Applies to the Employer's Plan.

        2.06 ELECTION NOT TO PARTICIPATE. The Plan: (Choose (a) or (b))

[X] (a) Does not permit an eligible Employee or a Participant to elect not to participate.

[N/A] (b) Does permit an eligible Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules: (Complete (1), (2), (3) and (4))

                (1) An election is effective for a Plan Year if filed no later than ____________________________________________.

                (2) An election not to participate must be effective for at least _____________ Plan Year(s).

                (3)     Following a re-election to participate, the Employee or
                        Participant:

                [N/A] (i) May not again elect not to participate for any subsequent Plan Year.

                [N/A] (ii) May again elect not to participate, but not earlier than the ____ Plan Year following the Plan Year in which the re-election first was effective.

                (4)     (Specify)_______________________________________________
                        [Insert "N/A " if no other rules apply].

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

        3.01 AMOUNT.

PART I. [OPTIONS (a) THROUGH (g)] AMOUNT OF EMPLOYER'S CONTRIBUTION. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section W. (Choose any combination of (a), (b), (c) and (d), or choose (e))

[X]     (a) DEFERRAL CONTRIBUTIONS (CODE SECTION 401(k) ARRANGEMENT). (Choose
            (1) or (2) or both)

        [X] (1) Salary reduction arrangement. The Employer must contribute the amount by which the Participants have reduced their Compensation for the Plan Year, pursuant to their salary reduction agreements on file with the Advisory Committee. A reference in the Plan to salary reduction contributions is a reference to these amounts.

        [N/A] (2) Cash or deferred arrangement. The Employer will contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

[X] (b) MATCHING CONTRIBUTIONS. The Employer will make matching contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

[X] (c) DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS. The Employer, in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.

[X]     (d) NONELECTIVE CONTRIBUTIONS. (Choose any combination of (1) through
        (4))


        [X] (1) Discretionary contribution. The amount (or additional amount) the Employer may from time to time deem advisable.

        [N/A] (2) The amount (or additional amount) the Employer may from time to time deem advisable, separately determined for each of the following classifications of Participants: (Choose (i) or (ii))

                [N/A] (i) Nonhighly Compensated Employees and Highly Compensated Employees.

                [N/A]   (ii) (Specify classifications) ________________________.

                Under this Option (2), the Advisory Committee will allocate the amount contributed for each Participant classification in accordance with Part II of Adoption Agreement Section 3.04, as if the Participants in that classification were the only Participants in the Plan.

        [N/A] (3) __________ % of the Compensation of all Participants under the Plan, determined for the Employer's taxable year for which it makes the contribution. [Note: The percentage selected may not exceed 15%]

        [N/A]   (4) _________  % of Net Profits but not more than $ ___________.

[N/A] (e) FROZEN PLAN. This Plan is a frozen Plan effective _________ . The Employer will not contribute to the Plan with respect to any period following the stated date.

NET PROFITS. The Employer: (Choose (f) or (g))

[X] (f) Need not have Net Profits to make its annual contribution under this Plan.

[N/A] (g) Must have current or accumulated Net Profits exceeding $ __________ to make the following contributions: (Choose at least one)

        [N/A]   (1) Cash or deferred contributions described in Option (a)(2).

        [N/A]   (2) Matching contributions described in Option (b),
                    except: ___________________________________________________.

        [N/A]   (3) Qualified nonelective contributions described in Option (c).

        [N/A]   (4) Nonelective contributions described in Option (d).

The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits" specifically excludes ______________________________________________________________________
[Note: Enter "N/A "if no exclusions apply.]

If the Employer requires Net Profits for matching contributions and the Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.

PART II. [OPTIONS (h) THROUGH (j)] MATCHING CONTRIBUTION FORMULA. [Note: If the Employer elected Option (b), complete Options (h), (i) and (j).]

[X] (h) AMOUNT OF MATCHING CONTRIBUTIONS. For each Plan Year, the Employer's matching contribution is:
        (Choose any combination of (1), (2), (3), (4) and (5))

        [N/A] (1) An amount equal to _________ % of each Participant's eligible contributions for the Plan Year.

        [N/A] (2) An amount equal to _________ % of each Participant's first tier of eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan___________________.

[X]     (3) Discretionary formula.

        [X] (i) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's eligible contributions for the Plan Year.

        [N/A] (ii) An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of each tier of the Participant's eligible contributions for the Plan Year.

[N/A] (4) An amount equal to the following percentage of each Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:

                 Number of Years of Service                       Matching Percentage
                 --------------------------                       -------------------

                      ________                                          _______%
                      ________                                          _______%
                      ________                                          _______%
                      ________                                          _______%


The Advisory Committee will apply this formula by determining Years of Service as follows: ___________________________________________________________________.

[N/A]   (5) A Participant's matching contributions may not: (Choose (i) or (ii))

        [N/A]   (i) Exceed ____________________________________________________.

        [N/A]   (ii) Be less than _____________________________________________.

        RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. Note: Separate matching contribution formulas create separate current benefit structures that must satisfy the minimum participation test of Code
        Section 401(a)(26).]

[X] (i) DEFINITION OF ELIGIBLE CONTRIBUTIONS. Subject to the requirements of Option (j), the term "eligible contributions" means: (Choose any combination of (1) through (3))

        [X]     (1) Salary reduction contributions.

        [N/A] (2) Cash or deferred contributions (including any part of the Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).

        [N/A] (3) Participant mandatory contributions, as designated in Adoption Agreement Section 4.01. See Section 14.04 of the Plan.

[X] (j) AMOUNT OF ELIGIBLE CONTRIBUTIONS TAKEN INTO ACCOUNT. When determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply:
        (Choose any combination of (1) through (4))

        [N/A] (1) The Advisory Committee will take into account all eligible contributions credited for the Plan Year.

        [X] (2) The Advisory Committee will disregard eligible contributions exceeding the amount/percentage as declared annually by the Advisory Committee.

        [N/A] (3) The Advisory Committee will treat as the first tier of eligible contributions, an amount not exceeding:_______________.

                The subsequent tiers of eligible contributions are:___________________________________________________________.

        [N/A]   (4) (Specify)__________________________________________________.

PART III. [OPTIONS (k) AND (1)]. SPECIAL RULES FOR CODE SECTION 401(k) ARRANGEMENT. (Choose (k) or (l), or both, as applicable)

[X] (k) SALARY REDUCTION AGREEMENTS. The following rules and restrictions apply to an Employee's salary reduction agreement: (Make a selection under (1), (2), (3) and (4))

                (1) Limitation on amount. The Employee's salary reduction contributions: (Choose (i) or at least one of (ii) or (iii))

        [N/A]   (i) No maximum limitation other than as provided in the Plan.

        [X] (ii) May not exceed 15% of Compensation for the Plan Year, subject to the annual additions limitation described in Part 2 of Article III and the 402(g) limitation described in Section
                14.07 of the Plan.

        [N/A] (iii) Based on percentages of Compensation must equal at least _________________________________________________________.

                (2) An Employee may revoke, on a prospective basis, a salary reduction agreement:
                (Choose (i), (ii), (iii) or (iv))

        [N/A] (i) Once during any Plan Year but not later than of ________________________________the Plan Year.

        [N/A]   (ii) As of any Plan Entry Date.

        [N/A]   (iii) As of the first day of any month.

        [X] (iv) (Specify, but must be at least once per Plan Year) at any time prior to a payroll period.

                (3) An Employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date:
                (Choose (i), (ii), (iii) or (iv))

        [N/A]       (i) No earlier than the first day of the next Plan Year.

        [X]         (ii) As of any subsequent Plan Entry Date.

        [N/A] (iii) As of the first day of any month subsequent to the month in which he revoked an Agreement.

        [N/A] (iv) (Specify, but must be at least once per Plan Year following the Plan Year of revocation)
                    __________________________________.

                (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount: (Choose
                (i), (ii), (iii) or (iv))

        [N/A]       (i) As of the beginning of each payroll period.

        [N/A]       (ii) As of the first day of each month.

        [X]         (iii) As of any Plan Entry Date.

        [N/A] (iv) (Speck but must permit an increase or a decrease at least once per Plan Year)
                    ___________________________________________.

[N/A] (1) CASH OR DEFERRED CONTRIBUTIONS. For each Plan Year for which the Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation described in Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution: (Choose (1) or (2))

        [N/A]   (1) All or any portion.

        [N/A]   (2) __________________________________________ %.

        3.04 CONTRIBUTION ALLOCATION. The Advisory Committee will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the elections under this Adoption Agreement Section 3.04.

PART I. [OPTIONS (a) THROUGH (d)]. SPECIAL ACCOUNTING ELECTIONS. (Choose whichever elections are applicable to the Employer's Plan)

[X] (a) MATCHING CONTRIBUTIONS ACCOUNT. The Advisory Committee will allocate matching contributions to a Participant's: (Choose (1) or (2); (3) is available only in addition to (1))

        [X]     (1) Regular Matching Contributions Account.

        [N/A]   (2) Qualified Matching Contributions Account.

        [N/A] (3) Except, matching contributions under Option(s) ______________ of Adoption Agreement Section 3.01 are allocable to the Qualified Matching Contributions Account.

[N/A] (b) SPECIAL ALLOCATION DATES FOR SALARY REDUCTION CONTRIBUTIONS. The Advisory Committee will allocate salary reduction contributions as of the Accounting Date and as of the following additional allocation dates:_________________________________________________________________.

[N/A] (c) SPECIAL ALLOCATION DATES FOR MATCHING CONTRIBUTIONS. The Advisory Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation dates:
        _______________________________________________________________________.

[X] (d) DESIGNATED QUALIFIED NONELECTIVE CONTRIBUTIONS- DEFINITION OF PARTICIPANT. For purposes of allocating the designated qualified nonelective contribution, "Participant" means: (Choose (1), (2) or (3))

        [N/A]   (1) All Participants.

        [X] (2) Participants who are Nonhighly Compensated Employees for the Plan Year.

        [N/A]   (3) (Specify) _________________________________________________.

PART II. METHOD OF ALLOCATION - NONELECTIVE CONTRIBUTION. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option (h), for the first 3% of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under Adoption Agreement Section 1.12 (other than the exclusion of elective contributions), and the Advisory Committee must take into account the Participant's Compensation for the entire Plan Year. (Choose an allocation method under (e), (f), (g) or (h); (i) is mandatory if the Employer elects (f), (g) or (h); (j) is optional in addition to any other election.)

[N/A]   (e) NONINTEGRATED ALLOCATION FORMULA. (Choose (1) or (2))

        [N/A] (1) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

        [N/A] (2) The Advisory Committee will allocate the annual nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of this Option (2), "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(b), but such Participant's allocation will not exceed 3% of his Compensation for the Plan Year.

[N/A] (f) TWO-TIERED INTEGRATED ALLOCATION FORMULA - MAXIMUM DISPARITY. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i).

        The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[N/A] (g) THREE-TIERED INTEGRATED ALLOCATION FORMULA. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation may not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i). Solely for purposes of the allocation in this first paragraph, "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year: (Choose
        (1) or (2))

        [NIA)   (1) No other Participant.

        [N/A] (2) Any other Participant entitled to a top heavy minimum allocation under Section 3.04(b), but such Participant's allocation under this Option (g) will not exceed 3% of his Compensation for the Plan Year.

        As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, may not exceed the allocation percentage in the first paragraph.

        Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[X] (h) FOUR-TIERED INTEGRATED ALLOCATION FORMULA. First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section
        3.06 for the Plan Year, any other Participant entitled to atop heavy minimum allocation under Section 3.04(b) of the Plan.

        As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

        As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table following Option (i).

        The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[X] (i) EXCESS COMPENSATION. For purposes of Option (f), (g) or (h), "Excess Compensation" means Compensation in excess of the following Integration
        Level: (Choose (1) or (2))

        [X] (1) 100% (not exceeding 100%) of the taxable wage base, as determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year: (Choose any combination of (i) and (ii) or choose (iii))

        [N/A]   (i) Rounded to__________________________________________________
                              (but not exceeding the taxable wage base).

        [N/A]   (ii) But not greater than $_____________________________________

        [X]     (iii) Without any further adjustment or limitation.

        [N/A]   (2) $ __________________________________ [Note: Not exceeding the taxable wage base for the Plan Year in which this Adoption Agreement first is effective.]

MAXIMUM DISPARITY TABLE. For purposes of Options (f), (g) and (h), the applicable percentage is:


    Integration Level (as                          Applicable Percentages for         Applicable Percentages
percentage of taxable wage base)                     Option (f) or Option (g)             for Option (h)
--------------------------------                   ---------------------------        ----------------------
100%                                                          5.7%                             2.7%

More than 80 degrees/a but less than 100%                     5.4%                             2.4%

More than 20% (but not less than $10,001)
and not more than 80%                                         4.3%                             1.3%

20% (or $10,000, if greater) or less                          5.7%                             2.7%


[N/A] (j) ALLOCATION OFFSET. The Advisory Committee will reduce a Participant's allocation otherwise made under Part II of this Section
        3.04 by the Participant's allocation under the following qualified plan(s) maintained by the Employer: ___________________________________.

        The Advisory Committee will determine this allocation reduction: (Choose
        (1) or (2))

        [N/A] (1) By treating the term "nonelective contribution" as including all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option (j). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year. The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section 3.04.

        [N/A] (2) In accordance with the formula provided in an addendum to this Adoption Agreement, numbered 3.04(j).

TOP HEAVY MINIMUM ALLOCATION- METHOD OF COMPLIANCE. If a Participant's allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B): (Choose (k) or (l))

[X] (k) The Employer will make any necessary additional contribution to the Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.

[N/A] (l) The Employer will satisfy the top heavy minimum allocation under the following plan(s) it maintains: ________________________________________
        ______. However, the Employer will make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (l). See Section 3.04(B)(7)(b) of the Plan.

If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code Section 416.

RELATED EMPLOYERS. If two or more related employers (as defined in Section 1.30) contribute to this Plan, the Advisory Committee must allocate all Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (Choose (m) or (n))

[N/A] (m) Without regard to which contributing related group member employs the Participant.

[X] (n) Only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (i).

        3.05 FORFEITURE ALLOCATION. Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04: (Choose (a) or (b); (c) and (d) are optional in addition to (a) or (b))

[X] (a) As an Employer nonelective contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional nonelective contribution for that Plan Year.

[N/A] (b) To reduce the Employer matching contributions and nonelective contributions for the Plan Year:
        (Choose (1) or (2))

        [N/A]   (1) in which the forfeiture occurs.

        [N/A] (2) immediately following the Plan Year in which the forfeiture occurs.

        [X]     (c) To the extent attributable to matching contributions:
                (Choose (1), (2) or (3))

                [N/A]   (1) In the manner elected under Options (a) or (b).

                [X] (2) First to reduce Employer matching contributions for the Plan Year: (Choose (i) or (ii))

                        [N/A]   (i) in which the forfeiture occurs,

                [X] (ii) immediately following the Plan Year in which the forfeiture occurs, then as elected in Options (a) or
                        (b).

        [N/A) (3) As a discretionary matching contribution for the Plan Year in which the forfeiture occurs, in lieu of the manner elected under Options (a) or (b).

[N/A) (d) First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year and then will allocate any remaining forfeitures in the manner described in Options (a), (b) or (c), whichever applies. If the Employer elects Option (c), the forfeitures used to reduce Plan expenses: (Choose (1) or (2))

        [N/A]   (1) relate proportionately to forfeitures described in Option
                (c) and to forfeitures described in Options (a) or (b).

        [N/A]   (2) relate first to forfeitures described in Option _______.

ALLOCATION OF FORFEITED EXCESS AGGREGATE CONTRIBUTIONS. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in Section 14.09): (Choose (e), (f) or (g))

[X]     (e) To reduce Employer matching contributions for the Plan Year: (Choose
        (1) or (2))

        [N/A]   (1) in which the forfeiture occurs.

        [X] (2) immediately following the Plan Year in which the forfeiture occurs.

[N/A] (f) As Employer discretionary matching contributions for the Plan Year in which forfeited, except the Advisory Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

[N/A) (g) In accordance with Options (a) through (d), whichever applies, except the Advisory Committee will not allocate these forfeitures under Option (a) or under Option (c)(3) to the Highly Compensated Employees who incurred the forfeitures.

        3.06 ACCRUAL OF BENEFIT.

COMPENSATION TAKEN INTO ACCOUNT. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of any cash or deferred contribution, designated qualified nonelective contribution or nonelective contribution by taking into account: (Choose (a) or (b))

[N/A]   (a) The Employee's Compensation for the entire Plan Year.

[X) (b) The Employee's Compensation for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.

ACCRUAL REQUIREMENTS. Subject to the suspension of accrual requirements of
Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (Choose (c) or at least one of (d) through (f)

[N/A] (c) SAFE HARBOR RULE. If the Participant is employed by the Employer on the last day of the Plan Year, the Participant must complete at least one Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.

[X] (d) HOURS OF SERVICE CONDITION. The Participant must complete the following minimum number of Hours of Service during the Plan Year:
        (Choose at least one of (1) through (5))

        [NIA)   (1) 1,000 Hours of Service.

        [X] (2) (Specify, but the number of Hours of Service may not exceed 1,000) 1.

        [N/A] (3) No Hour of Service requirement if the Participant terminates employment during the Plan Year on account of (Choose (i), (ii) or (iii))

                [N/A]   (i) Death.

                [N/A)   (ii) Disability.

                [N/A] (iii) Attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

        [N/A] (4)_______________ Hours of Service (not exceeding 1,000) if the Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).

        [N/A] (5) No Hour of Service requirement for an allocation of the following contributions: ______________________________________.

[N/A] (e) EMPLOYMENT CONDITION. The Participant must be employed by the Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option (d), with the following exceptions: (Choose (1) or at least one of (2) through (5))

        [N/A)   (1) No exceptions.

        [N/A]   (2) Termination of employment because of death.

        [N/A]   (3) Termination of employment because of disability.

        [N/A] (4) Termination of employment following attainment of Normal Retirement Age.

        [N/A]   (5) No employment condition for the following contributions:___.

[N/A]   (f) (Specify other conditions, if applicable):_________________________.

SUSPENSION OF ACCRUAL REQUIREMENTS. The suspension of accrual requirements of
Section 3.06(E) of the Plan:
(Choose (g), (h) or (i))

[N/A]   (g) Applies to the Employer's Plan.

[X]     (h) Does not apply to the Employer's Plan.

[N/A] (i) Applies in modified form to the Employer's Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).

SPECIAL ACCRUAL REQUIREMENTS FOR MATCHING CONTRIBUTIONS. If the Plan allocates matching contributions on two or more allocation dates for a Plan Year, the Advisory Committee, unless otherwise specified in Option (1), will apply any Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that Plan Year. Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement
Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s): (Choose (j) or at least one of (k) or (l))

[X]     (j) No additional conditions.

[N/A] (k) The Participant is not a Highly Compensated Employee for the Plan Year. This Option (k) applies to:
        (Choose (1) or (2))

        [N/A]   (1) All matching contributions.

        [N/A] (2) Matching contributions described in Option(s) ______________ of Adoption Agreement Section 3.01.

[N/A]   (1) (Specify) _________________________________________________________.

        3.15 MORE THAN ONE PLAN LIMITATION. If the provisions of Section 3.15 apply, the Excess Amount attributed to this Plan equals: (Choose (a), (b) or (c))

[N/A]   (a) The product of:

                (i) the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations of Code Section 415), times

                (ii) the ratio of (1) the amount allocated to the Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).

[X]     (b) The total Excess Amount.

[N/A]   (c) None of the Excess Amount.

        3.18 DEFINED BENEFIT PLAN LIMITATION.

APPLICATION OF LIMITATION. The limitation under Section 3.18 of the Plan:
(Choose (a) or (b))

[X] (a) Does not apply to the Employer's Plan because the Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

[N/A] (b) Applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.18, the Employer will reduce: (Choose (1) or (2))

        [N/A] (1) The Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

        [N/A] (2) Its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

[Note: If the Employer selects (a), the remaining options in this Section 3.18 do not apply to the Employer's Plan.]

COORDINATION WITH TOP HEAVY MINIMUM ALLOCATION. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(8) of the Plan with the following modifications: (Choose (c) or at least one of (d) or (e))

[N/A]   (c) No modifications.

[N/A] (d) For Non-Key Employees participating only in this Plan, the top heavy minimum allocation is the MINIMUM allocation described in Section 3.04(8) determined by substituting __% (not less than 4%) for "3%," except: (Choose (i) or (ii))

        [N/A]   (i) No exceptions.

        [N/A]   (ii) Plan Years in which the top heavy ratio exceeds 90%.

[N/A] (e) For Non-Key Employees also participating in the defined benefit plan, the top heavy minimum is: (Choose (1) or (2))

        [N/A] (1) 5% of Compensation (as determined under Section 3.04(3) or the Plan) irrespective of the contribution rate of any Key Employee, except: (Choose (i) or (ii))

                [N/A]   (i) No exceptions.

                [N/A] (ii) Substituting"7-1/2%"for"5%" if the top heavy ratio does not exceed 90%.

        [N/A] (2) 0%. [Note: The Employer may not select this Option (2) unless the defined benefit plan satisfies the top heavy minimum benefit requirements of Code Section 416 for these Non-Key Employees.]

ACTUARIAL ASSUMPTIONS FOR TOP HEAVY CALCULATION. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: ___________.

If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code Section 416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS


        4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The Plan: (Choose (a) or
(b); (c) is available only with (b))

[X]     (a) Does not permit Participant nondeductible contributions.

[N/A]   (b) Permits Participant nondeductible contributions, pursuant to Section
        14.04 of the Plan.

[N/A] (c) The following portion of the Participant's nondeductible contributions for the Plan Year are mandatory contributions under Option
        (i)(3) of Adoption Agreement Section 3.01: (Choose (fig. 1) or (2))

        [N/A]   (1) The amount which is not less than: ________________________.

        [N/A]   (2) The amount which is not greater than: _____________________.

ALLOCATION DATES. The Advisory Committee will allocate nondeductible contributions for each Plan Year as of the Accounting Date and the following additional allocation dates: (Choose (d) or (e))

[N/A]   (d) No other allocation dates.

[N/A]   (e) (Specify) _________________________________________________________.

As of an allocation dam, be Advisory Committee will credit all nondeductible contributions made for the relevant allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.

        4.05 PARTICIPANT CONTRIBUTION-WITHDRAWAL/DISTRIBUTION. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Mandatory Contributions Account, if any, prior to his Separation from Service: (Choose (a) or at least one of (b) through (d))

[N/A]   (a) No distribution options prior to Separation from Service.

[N/A] (b) The same distribution options applicable to the Deferral Contributions Account prior to the Participant's Separation from Service, as elected in Adoption Agreement Section 6.03.

[N/A] (c) Until he retires, the Participant has a continuing election to receive all or any portion of his Mandatory Contributions Account if (Choose (fig. 1) or at least one of (2) through (4))

        [N/A]   (1) No conditions.

        [N/A] (2) The mandatory contributions have accumulated for at least _________ Plan Years since the Plan Year for which contributed.

        [N/A] (3) The Participant suspends making nondeductible contributions for a period of __ months.

        [N/A]   (4) (Specify)__________________________________________________.

[N/A]   (d) (Specify) _________________________________________________________.

                                    ARTICLE V
                   TERMINATION OF SERVICE-PARTICIPANT VESTING

        5.01 NORMAL RETIREMENT. Normal Retirement Age under the Plan is: (Choose
(a) or (b))

        [N/A]   (a) ________________ [State age, but may not exceed age 65].

        [X] (b) The later of the date the Participant attains 65 years of age or the 5 anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [The age selected may not exceed age 65 and the anniversary selected may not exceed the 5th.]

        5.02 PARTICIPANT DEATH OR DISABILITY. The 100% vesting rule under
Section 5.02 of the Plan: (Choose (a) or choose one or both of (b) and (c))

[N/A]   (a) Does not apply.

[X]     (b) Applies to death.

[X]     (c) Applies to disability.

        5.03 VESTING SCHEDULE.

DEFERRAL CONTRIBUTIONS ACCOUNT/QUALIFIED MATCHING CONTRIBUTIONS
ACCOUNT/QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT/MANDATORY CONTRIBUTIONS ACCOUNT. A Participant has a 100% Nonforfeitable interest at all times in his Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and in his Mandatory Contributions Account.

REGULAR MATCHING CONTRIBUTIONS ACCOUNT/EMPLOYER CONTRIBUTIONS ACCOUNT. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer elects the following vesting schedule:
(Choose (a) or (b); (c) and (d) are available only as additional options)

[N/A] (a) Immediate vesting. 100% Nonforfeitable at all times. [Note: The Employer must elect Option (a) if the eligibility conditions under Adoption Agreement Section 2.01 (c) require 2 years of service or more than 12 months of employment.]

[X]     (b) Graduated Vesting Schedules.

                               TOP HEAVY SCHEDULE
                                   (MANDATORY)



       Years of                                   Nonforfeitable
       Service                                      Percentage
       -------                                    --------------
       Less than 1 .....................................0%
                 1 .....................................0%
                 2 ....................................25%
                 3 ....................................50%
                 4 ....................................75%
                 5 ...................................100%
                 6 or more............................100%


                             NON TOP HEAVY SCHEDULE
                                   (OPTIONAL)


       Years of                                   Nonforfeitable
       Service                                      Percentage
       -------                                    --------------
       Less than 1 .....................................0%
                 1 .....................................0%
                 2 ....................................25%
                 3 ....................................50%
                 4 ....................................75%
                 5 ...................................100%
                 6 ...................................100%
                 7 or more............................100%


[N/A] (c) Special vesting election for Regular Matching Contributions Account. In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching Contributions Account: (Choose (1) or (2))

        [N/A]   (1) 100% Nonforfeitable at all times.

        [N/A] (2) In accordance with the vesting schedule described in the addendum to this Adoption Agreement, numbered 5.03(c). [Note: If the Employer elects this Option (c)(2), the addendum must designate the applicable vesting schedule(s) using the same format as used in Option (b).]

[Note: Under Options (b) and (c)(2), the Employer must complete a Top Heavy Schedule which satisfies Code Section 416. The Employer, at its option, may complete a Non Top Heavy Schedule. The Non Top Heavy Schedule must satisfy Code
Section 411(a)(2). Also see Section 7.05 of the Plan.]

[X] (d) The Top Heavy Schedule under Option (b) (and, if applicable, under Option (c)(2)) applies: (Choose (1) or (2))

        [N/A]   (1) Only in a Plan Year for which the Plan is top heavy.

        [X] (2) In the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years. [Note: The Employer may not elect Option (d) unless it has completed a Non Top Heavy Schedule.]

MINIMUM VESTING. (Choose (e) or (f))

[X]     (e) The Plan does not apply a minimum vesting rule.

[N/A] (f) A Participant's Nonforfeitable Accrued Benefit will never be less than the lesser of $ __________ or his entire Accrued Benefit, even if the application of a graduated vesting schedule under Options (b) or (c) would result in a smaller Nonforfeitable Accrued Benefit.

LIFE INSURANCE INVESTMENTS. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is: (Choose (g) or (h))

[X]     (g) Subject to the vesting election under Options (a), (b) or (c).

[N/A] (h) 100% Nonforfeitable at all times, irrespective of the vesting election under Options (b) or (c)(2).

        5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described in
Section 5.04(C) of the Plan: (Choose (a) or (b))

[N/A]   (a) Does not apply.

[X] (b) Will apply to determine the timing of forfeitures for 0% vested Participants. A Participant is not a 0% vested Participant if he has a Deferral Contributions Account.

        5.06 YEAR OF SERVICE-VESTING.

VESTING COMPUTATION PERIOD. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods: (Choose (a) or (b))

[X]     (a) Plan Years.

[N/A] (b) Employment Years. An Employment Year is the 12 consecutive month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

HOURS OF SERVICE. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of Service is: (Choose (c) or (d))

[X]     (c) 1,000 Hours of Service.

[N/A] (d) ____________ Hours of Service. [Note: The Hours of Service requirement may not exceed 1,000.]

        5.08 INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (Choose (a) or at least one of (b) through (e))

[N/A]   (a) None other than as specified in Section 5.08(a) of the Plan.

[N/A] (b) Any Year of Service before the Participant attained the age of ____________________ . Note: The age selected may not exceed age 18.]

[X] (c) Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[N/A] (d) Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[N/A] (e) Any Year of Service earned prior to the effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1,1974.

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENTS OF BENEFITS

CODE SECTION 411(d)(6) PROTECTED BENEFITS. The elections under this Article VI may not eliminate Code Section 411(d)(6) protected benefits. To the extent the elections would eliminate a Code Section 411(d)(6) protected benefit, see
Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

        6.01 TIME OF PAYMENT OF ACCRUED BENEFIT.

DISTRIBUTION DATE. A distribution date under the Plan means any day of the Plan Year. [Note: The Employer must specify the appropriate date(s). The specified distribution dates primarily establish annuity starting dates and the notice and consent periods prescribed by the Plan. The Plan allows the Trustee an administratively practicable period of time to make the actual distribution relating to a particular distribution date.]

NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. Subject to the limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (Choose (a), (b), (c),
(d) or (e))

[N/A]   (a) ____________________________________________ of the _______________
            Plan Year beginning after the Participant's Separation from Service.

[X] (b) the first administrative practicable date immediately following the Participant's Separation from Service.

[N/A)   (c) ________________________________________________________________ of
        the Plan Year after the Participant incurs ____________________________ Break(s) in Service (as defined in Article V).

[N/A]   (d) ____________________________________________________ following the
        Participant's attainment of Normal Retirement Age, but not earlier than _______________________________ days following his Separation from
        Service.

[N/A]   (e) (Specify) _________________________________________________________.

NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. See the elections under Section 6.03.

DISABILITY. The distribution date, subject to Section 6.01(A)(3), is: (Choose
(f), (g) or (h))

[N/A]   (f) _______________________________________________ after the
        Participant terminates employment because of disability.

[X] (g) The same as if the Participant had terminated employment without disability.

[N/A]   (h) (Specify) _________________________________________________________.

HARDSHIP. (Choose (i) or (j))

[X] (i) The Plan does not permit a hardship distribution to a Participant who has separated from Service.

[N/A] (j) The Plan permits a hardship distribution to a Participant who has separated from Service in accordance with the hardship distribution policy stated in: (Choose (1),(2) or (3))

        [N/A]   (1) Section 6.01(A)(4) of the Plan.

        [N/A]   (2) Section 14.11 of the Plan.

        [N/A]   (3) The addendum to this Adoption Agreement, numbered Section
                6.01.

DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan: (Choose (k),(l) or (m))

[N/A] (k) Treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from Service or unless the Participant has attained age 59 1/2.

[X] (l) Does not treat the default as a distributable event. When an otherwise distributable event first occurs pursuant to Section 6.01 or
        Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

[N/A]   (in) (Specify) ________________________________________________________.

        6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee will apply Section 6.02 of the Plan with the following modifications: (Choose (a) or at least one of (b), (c), (d) and (e))

[X]     (a) No modifications.

[N/A] (b) Except as required under Section 6.01 of the Plan, a lump sum distribution is not available: _________________________________________

[N/A]   (c) An installment distribution: (Choose (1) or at least one of (2) or
        (3))

        [N/A]   (1) Is not available under the Plan.

        [N/A] (2) May not exceed the lesser of ____________ years or the maximum period permitted under Section 6.02.

        [NIA    1 (3) (Specify) _______________________________________________.

[X] (d) The Plan permits the following annuity options: life annuity, life and period certain, period certain annuity.

        Any Participant who elects a life annuity option is subject to the requirements of Sections 614(A), (B), (C) and (D) of the Plan. See
        Section 6.04(E). [Note: The Employer may speck additional annuity options in an addendum to this Adoption Agreement, numbered 602(d).]

[N/A] (e) If the Plan invests in qualifying Employer securities, as described in Section 10.03(F), a Participant eligible to elect distribution under
        Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption Agreement, numbered 612(e).

        6.03 BENEFIT PAYMENT ELECTIONS.

PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (Choose at least one of (a) through (c))

[N/A] (a) As of any distribution date, but not earlier than__________________ of the _______________________________________ Plan Year beginning after the Participant's Separation from Service.

[X] (b) As of the following date(s): (Choose at least one of Options (I) through (6))

        [N/A] (1) Any distribution date after the close of the Plan Year in which the Participant attains Normal Retirement Age.

        [X] (2) Any distribution date following his Separation from Service with the Employer.

        [N/A] (3) Any distribution date in the ______________________ Plan Year(s) beginning after his Separation from Service.

        [N/A] (4) Any distribution date in the Plan Year after the Participant incurs __________________ Break(s) in Service (as defined in Article V).

        [N/A] (5) Any distribution date following attainment of age ________ and completion of at least ____________________ Years of Service (as defined in Article V).

        [N/A]   (6) (Specify) _________________________________________________.

[N/A]   (c) (Specify) _________________________________________________________.

        The distribution events described in the election(s) made under Options
        (a), (b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - REGULAR MATCHING CONTRIBUTIONS ACCOUNT AND EMPLOYER CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions Account and Employer Contributions Account prior to his Separation from Service: (Choose (d) or at least one of (e) through (h))

[N/A]   (d) No distribution options prior to Separation from Service.

[X] (e) Attainment of Specified Age. Until he retires, the Participant has a continuing election to receive all or any portion of his Nonforfeitable interest in these Accounts after he attains: (Choose (1) or (2))

        [N/A]   (1) Normal Retirement Age.

        [X] (2) 59 1/2 years of age and is at least 100% vested in these Accounts. [Note: If the percentage is less than 100% see the special vesting formula in Section 5.03.]

[N/A] (f) After a Participant has participated in the Plan for a period of not less than _______ years and he is 100% vested in these Accounts, until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [Note: The number in the blank space may not be less than 5.]

[N/A] (g) Hardship. A Participant may elect a hardship distribution prior to his Separation from Service in accordance with the hardship distribution policy: (Choose (1), (2) or (3); (4) is available only as an additional option)

        [N/A]   (1) Under Section 6.01(A)(4) of the Plan,

        [N/A]   (2) Under Section 14.11 of the Plan.

        [N/A] (3) Provided in the addendum to this Adoption Agreement, numbered Section 6.03.

        [N/A] (4) In no event may a Participant receive a hardship distribution before he is at least ____________% vested in these Accounts. [Note: If the percentage in the blank is less than 100% see the special vesting formula in Section 5.03.]

[N/A]   (h) (Specify) _________________________________________________________.

[Note: The Employer may use an addendum, numbered 6.03, to provide additional language authorized by Options (b) (6), (c), (g) (3) or (h) of this Adoption Agreement Section 6.03.]

PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE - DEFERRAL CONTRIBUTIONS ACCOUNT, QUALIFIED MATCHING CONTRIBUTIONS ACCOUNT AND QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account prior to his Separation from Service: (Choose (i) or at least one of (j) through (l))

[N/A]   (i) No distribution options prior to Separation from Service.

[X] (j) Until he retires, the Participant has a continuing election to receive all or any portion of these Accounts after he attains: (Choose
        (1) or (2))

        [N/A]   (1) The later of Normal Retirement Age or age 59 1/2.

        [X]     (2)Age 59 1/2 (at least 59 1/2).

[X] (k) Hardship. A Participant, prior to this Separation from Service, may elect a hardship distribution from his Deferral Contributions Account in accordance with the hardship distribution policy under Section 14.11 of the Plan.

[N/A]   (l) (Specify)__________________________________________________. [Note:
        Option l) may not permit in service distributions prior to age 59-1/2 (other than hardship) and may not modify the hardship policy described in Section 14.11.]

SALE OF TRADE OR BUSINESS/SUBSIDIARY. If the Employer sells substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code Section 409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (Choose
(m) or (n))

[N/A] (m) Only as described in this Adoption Agreement Section 6.03 for distributions prior to Separation from Service.

[X] (n) As if he has a Separation from Service. After March 31, 1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code Section 401(k)(10) and the applicable Treasury regulations.

        6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The annuity distribution requirements of Section 6.04: (Choose (a) or (b))

[N/A] (a) Apply only to a Participant described in Section 6.04(E) of the Plan (relating to the profit sharing exception to the joint and survivor requirements).

[X]     (b) Apply to all Participants.

                                   ARTICLE IX
        ADVISORY COMMITTEE -- DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

        9.l0 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account and other than a corrective distribution described in Sections 14.07, 14.08, 14.09 or 14.10 of the Plan) occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (Choose (a), (b) or (c))

[X]     (a) 0% per annum. [Note: The percentage may equal 0%]

[N/A] (b) The 90 day Treasury bill rate in effect at the beginning of the current valuation period.

[N/A]   (c) (Specify)__________________________________________________________.

        9.11 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. Pursuant to
Section 14.12, to determine the allocation of net income, gain or loss:
(Complete only those items, if any, which are applicable to the Employer's Plan)

[X]     (a) For salary reduction contributions, the Advisory Committee will:
        (Choose (1), (2), (3), (4) or (5))

        [X]     (1) Apply Section 9.11 without modification.

        [N/Al   (2) Use the segregated account approach described in Section
                14.12.

        [N/A] (3) Use the weighted average method described in Section 14.12, based on a _______________________ weighting period.

        [N/A] (4) Treat as part of the relevant Account at the beginning of the valuation period _____________ % of the salary reduction contributions: (Choose (i) or (ii))

                [N/A]   (i) made during that valuation period.

                [N/A]   (ii) made by the following specified time: ____________.

        [N/A]   (5) Apply the allocation method described in the
                 addendum to this Adoption Agreement numbered 9.11(a).

[X]     (b) For matching contributions, the Advisory Committee will: (Choose
        (1), (2), (3) or (4))

        [X]     (1) Apply Section 9.11 without modification.

        [N/A] (2) Use the weighted average method described in Section 14.12, based on a ______________________ weighting period.

        [N/A] (3) Treat as part of the relevant Account at the beginning of the valuation period _________ % of the matching contributions allocated during the valuation period.

        [N/A] (4) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(b).

[N/A] (c) For Participant nondeductible contributions, the Advisory Committee will: (Choose (1), (2), (3), (4) or (5))

        [N/A]   (1) Apply Section 9.11 without modification.

        [N/A]   (2) Use the segregated account approach described in Section
                14.12.

        [N/A] (3) Use the weighted average method described in Section 14.12, based on a ____________________ weighting period.

        [N/A] (4) Treat as part of the relevant Account at the beginning of the valuation period ___% of the Participant nondeductible contributions: (Choose (i) or (ii))

                [N/A]   (i) made during that valuation period.

                [N/A)   (ii) made by the following specified time: _________.

        [N/A] (5) Apply the allocation method described in the addendum to this Adoption Agreement numbered 9.11(c)

                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES



        10.03 INVESTMENT POWERS. Pursuant to Section 10.03[F] of the Plan, the aggregate investments in qualifying Employer securities and in qualifying Employer real property: (Choose (a) or (b))

[N/A]   (a) May not exceed 10% of Plan assets.

[X] (b) May not exceed 100% of Plan assets. [Note: The percentage may not exceed 100%]

        10.14 VALUATION OF TRUST. In addition to each Accounting Date, the Trustee must value the Trust Fund on the following valuation date(s): (Choose
(a) or (b))

[N/A]   (a) No other mandatory valuation dates.

[X]     (b) (Specify) daily.

                             EFFECTIVE DATE ADDENDUM
                              (Restated Plans Only)


        The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum. In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (Choose whichever elections apply)

[N/A] (a) COMPENSATION DEFINITION. The Compensation definition of Section 1.12 (other than the $200,000 limitation) is effective for Plan Years beginning after ______________ . [Note: May not be effective later than the first day of the first Plan Year beginning after the Employer executes this Adoption Agreement to restate the Plan for the Tax Reform Act of 1986, if (applicable.]

[N/A] (b) ELIGIBILITY CONDITIONS. The eligibility conditions specified in Adoption Agreement Section 2.01 are effective for Plan Years beginning after _______________.

[N/A] (c) SUSPENSION OF YEARS OF SERVICE. The suspension of Years of Service rule elected under Adoption Agreement Section 2.03 is effective for Plan Years beginning after _______________.

[N/A] (d) CONTRIBUTION/ALLOCATION FORMULA. The contribution formula elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning after _______________.

[N/A] (e) ACCRUAL REQUIREMENTS. The accrual requirements of Section 3.06 are effective for Plan Years beginning after _______________.

[N/A] (f) EMPLOYMENT CONDITION. The employment condition of Section 3.06 is effective for Plan Years beginning after ______________.

[N/A] (g) ELIMINATION OF NET PROFITS. The requirement for the Employer not to have net profits to contribute to this Plan is effective for Plan Years beginning after _______________. [Note: The date specified may not be earlier than December 31,1985.]

[N/A] (h) VESTING SCHEDULE. The vesting schedule elected under Adoption Agreement Section 5.03 is effective for Plan Years beginning after
        _______________.

[N/A] (i) ALLOCATION OF EARNINGS. The special allocation provisions elected under Adoption Agreement Section 9.11 are effective for Plan Years beginning after _______________.

[N/A]   (j) (Specify) _________________________________________________________.

        For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.

                                 EXECUTION PAGE

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Master Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, on this ______________________________ day of _________________________, __________.

Name and EIN of Employer: Mercury Air Group 11-1800515
                          ----------------------------

Signed: [SIGNATURE ILLEGIBLE]
        --------------------------------------

        --------------------------------------

Name(s) of Trustee: CNA TRUST
                    --------------------------

Signed: [SIGNATURE ILLEGIBLE]
        --------------------------------------

        --------------------------------------


Name of Custodian:
                  ------------------------------------------------------------

Signed:
        ----------------------------------------------------------------------

[Note.- A Trustee is mandatory, but a Custodian is optional. See Section 10.03 of the Plan.]

Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.

USE OF ADOPTION AGREEMENT. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Master Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.

MASTER PLAN SPONSOR. The Master Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Master Plan or of any abandonment or discontinuance by the Master Plan Sponsor of its maintenance of this Master Plan. For inquiries regarding the adoption of the Master Plan, the Master Plan Sponsor's intended meaning of any plan provisions or the effect of the opinion letter issued to the Master Plan Sponsor, please contact the Master Plan Sponsor at the following address and telephone number: 3080 S. Bristol St., Costa Mesa, CA 92626 714 437-1012 .

RELIANCE ON OPINION LETTER. The Employer may not rely on the Master Plan Sponsor's opinion letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.

                             PARTICIPATION AGREEMENT
         FOR PARTICIPATION BY RELATED GROUP MEMBERS (PLAN SECTION 1.30)



The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Master Plan as made by Mercury Air Group, Inc., the Signatory Employer to the Execution Page of the Adoption Agreement.

        1. The Effective Date of the undersigned Employer's participation in the designated Plan is: September 1, 1999.

        2.      The undersigned Employer's adoption of this Plan constitutes:

[N/A]   (a) The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Mercury Air Group, Inc. 401(k) Plan, and having an original effective date of January 1,1992.



        Dated this         19th            day of    October.


                        Name of Participating Employer: RPA Airline Automation
                                                        Services

                        Signed: /s/ [Signature Illegible]
                                --------------------------------

                        Participating Employer's EIN: 59-2166764
                                                      ----------

ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE EXECUTION PAGE OF THE ADOPTION AGREEMENT AND BY THE TRUSTEE.

                        Name of Signatory Employer: Mercury Air Group, Inc.
                                                    ---------------------------


Accepted:    10/19/99              Signed: /s/ [Signature Illegible]
         ------------------               -----------------------------
              [Date]

                                   Name(s) of Trustee: CNA TRUST
                                                       ----------------

Accepted:    11/12/99              Signed: /s/ [Signature Illegible]
         ------------------               -----------------------------
              [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Master Plan information.]

                              ADDITIONAL ELECTIONS


(a) PARTICIPANT LOANS. The Employer may elect to permit a Participant to borrow from his Account in the Plan, subject to limitations provided in the Plan or otherwise under applicable law. The Employer elects that a Participant (must elect one):

        (1)     [x] may, subject to the limitations set forth above,

        (2)     [ ] may not

borrow from his Account under the Plan.

(b) INVESTMENT OF ACCOUNTS. The Employer elects that the Advisory Committee (must elect one):

        (1)     [x] may

        (2)     [ ] may not

allow a Participant to be a Directing Participant under the Plan.

(c) TRUSTEE'S FEE. The Employer elects that Trustee fees shall be:

        (1)     [ ] charged directly to the Trust Fund.

        (2)     [ ] charged to the Trust Fund and billed to the Employer who may elect to reimburse the Trust Fund.

        (3)     [x] billed directly to the Employer, with the Trustee reserving the right to charge the fees and expenses directly to the Trust Fund if not paid promptly by the Employer.


                                ACKNOWLEDGMENTS

1. CHANGE OF ELECTIONS. Employer understands that it may from time to time change elections made under this Adoption Agreement by taking appropriate written action to amend this Adoption Agreement, but only to the extent that such amendment does not reduce or eliminate an Employee's right to a protected benefit or reduce an Employee's vested interest in his Account.

2. DEDUCTIBILITY OF EMPLOYER CONTRIBUTIONS. Employer understands that neither the Trustee nor any of its affiliates make any warranty that the Employer will qualify for all or any portion of the deduction allowed under Code
     Section 404 or applicable provisions of state tax law.

3. EMPLOYER RESPONSIBILITIES. Employer understands that neither the Trustee nor any affiliate of the Trustee can render or has rendered advice as to legal, accounting, tax, or financial matters pertaining to the adoption or maintenance of the Plan or Trust, and that such advice must be obtained from qualified independent professionals. Employer acknowledges that it has been advised, and hereby is advised, to seek competent legal, accounting, tax and financial advice from independent professionals of its own selection. The Employer agrees to indemnify and hold harmless the Trustee and its affiliates and representatives from any and all claims arising from the Employer's failure to seek such advice.

4. AMENDMENT, DISCONTINUANCE OR ABANDONMENT OF MASTER PLAN. Employer understands that California Central Trust Bank Corporation, as the sponsoring organization of the Master Plan, has the right to amend the Master Plan at any time (within the provision of applicable law) and shall inform the Employer of any amendments made to the Master Plan or of the discontinuance or abandonment of the Master Plan.

                    CALIFORNIA CENTRAL TRUST BANK SPONSORED

                              DEFINED CONTRIBUTION
                                   MASTER PLAN
                                      AND
                                 TRUST AGREEMENT

                               TABLE OF CONTENTS

ALPHABETICAL LISTING OF DEFINITIONS ....................................     v

ARTICLE I, DEFINITIONS
      1.01  Employer ...................................................  1.01
      1.02  Trustee  ...................................................  1.01
      1.03  Plan .......................................................  1.01
      1.04  Adoption Agreement .........................................  1.01
      1.05  Plan Administrator .........................................  1.02
      1.06  Advisory Committee .........................................  1.02
      1.07  Employee ...................................................  1.02
      1.08  Self-Employed Individual/Owner-Employee ....................  1.02
      1.09  Highly Compensated Employee ................................  1.02
      1.10  Participant ................................................  1.03
      1.11  Beneficiary ................................................  1.03
      1.12  Compensation ...............................................  1.03
      1.13  Earned Income ..............................................  1.05
      1.14  Account ....................................................  1.05
      1.15  Accrued Benefit ............................................  1.05
      1.16  Nonforfeitable .............................................  1.05
      1.17  Plan Year/Limitation Year ..................................  1.05
      1.18  Effective Date .............................................  1.05
      1.19  Plan Entry Date ............................................  1.05
      1.20  Accounting Date ............................................  1.05
      1.21  Trust ......................................................  1.05
      1.22  Trust Fund .................................................  1.05
      1.23  Nontransferable Annuity ....................................  1.05
      1.24  ERISA ......................................................  1.06
      1.25  Code .......................................................  1.06
      1.26  Service ....................................................  1.06
      1.27  Hour of Service ............................................  1.06
      1.28  Disability .................................................  1.07
      1.29  Service for Predecessor Employer ...........................  1.07
      1.30  Related Employers ..........................................  1.07
      1.31  Leased Employees ...........................................  1.08
      1.32  Special Rules of Owner-Employers ...........................  1.08
      1.33  Determination of Top Heavy Status ..........................  1.09
      1.34  Paired Plans ...............................................  1.10

ARTICLE II, EMPLOYEE PARTICIPANTS
      2.01  Eligibility ................................................  2.01
      2.02  Year of Service -- Participation ...........................  2.01
      2.03  Break in Service -- Participation ..........................  2.01
      2.04  Participation upon Re-employment ...........................  2.02
      2.05  Change in Employee Status ..................................  2.02
      2.06  Election Not to Participate ................................  2.02

ARTICLE III, EMPLOYER CONTRIBUTIONS AND FORFEITURES
     3.01    Amount.......................................................... 3.01
     3.02    Determination of Contribution................................... 3.01
     3.03    Time of Payment of Contribution................................. 3.01
     3.04    Contribution Allocation......................................... 3.01
     3.05    Forfeiture Allocation........................................... 3.03
     3.06    Accrual of Benefit.............................................. 3.03
     3.07 - 3.16 Limitations on Allocations.................................. 3.05
     3.17    Special Allocation Limitation................................... 3.07
     3.18    Defined Benefit Plan Limitation................................. 3.07
     3.19    Definitions - Article III....................................... 3.07

ARTICLE IV, PARTICIPANT CONTRIBUTIONS
     4.01    Participant Nondeductible Contributions......................... 4.01
     4.02    Participant Deductible Contributions............................ 4.01
     4.03    Participant Rollover Contributions.............................. 4.01
     4.04    Participant Contribution - Forfeitability....................... 4.02
     4.05    Participant Contribution - Withdrawal/Distribution.............. 4.02
     4.06    Participant Contribution - Accrued Benefit...................... 4.02

ARTICLE V, TERMINATION OF SERVICE - PARTICIPANT VESTING
     5.01    Normal Retirement Age........................................... 5.01
     5.02    Participant Disability or Death................................. 5.01
     5.03    Vesting Schedule................................................ 5.01
     5.04    Cash-Out Distributions to Partially-Vested
             Participants/Restoration of Forfeited Accrued Benefit........... 5.01
     5.05    Segregated Account for Repaid Amount............................ 5.03
     5.06    Year of Service - Vesting....................................... 5.03
     5.07    Break in Service - Vesting...................................... 5.03
     5.08    Included Years of Service - Vesting............................. 5.03
     5.09    Forfeiture Occurs............................................... 5.03

ARTICLE VI, TIME AND METHOD OF PAYMENT OF BENEFITS
     6.01    Time of Payment of Accrued Benefit.............................. 6.01
     6.02    Method of Payment of Accrued Benefit............................ 6.03
     6.03    Benefit Payment Elections....................................... 6.05
     6.04    Annuity Distributions to Participants and Surviving Spouses..... 6.06
     6.05    Waiver Election - Qualified Joint and Survivor Annuity.......... 6.07
     6.06    Waiver Election - Preretirement Survivor Annuity................ 6.08
     6.07    Distributions Under Domestic Relations Orders................... 6.09

ARTICLE VII, EMPLOYER ADMINISTRATIVE PROVISIONS
     7.01    Information to Committee........................................ 7.01
     7.02    No Liability.................................................... 7.01
     7.03    Indemnity of Plan Administrator and Committee................... 7.01
     7.04    Employer Direction of Investment................................ 7.01
     7.05    Amendment to Vesting Schedule................................... 7.01

ARTICLE VIII, PARTICIPANT ADMINISTRATIVE PROVISIONS
         8.01   Beneficiary Designation..........................................8.01
         8.02   No Beneficiary Designation/Death of Beneficiary..................8.01
         8.03   Personal Data to Committee.......................................8.02
         8.04   Address for Notification.........................................8.02
         8.05   Assignment or Alienation.........................................8.02
         8.06   Notice of Change in Terms........................................8.02
         8.07   Litigation Against the Trust.....................................8.02
         8.08   Information Available............................................8.02
         8.09   Appeal Procedure for Denial of Benefits..........................8.02
         8.10   Participant Direction of Investment..............................8.03

ARTICLE IX, ADVISORY COMMITTEE -- DUTIES WITH RESPECT TO
PARTICIPANTS' ACCOUNTS
         9.01   Members' Compensation, Expenses..................................9.01
         9.02   Term.............................................................9.01
         9.03   Powers...........................................................9.01
         9.04   General..........................................................9.01
         9.05   Funding Policy...................................................9.02
         9.06   Manner of Action.................................................9.02
         9.07   Authorized Representative........................................9.02
         9.08   Interested Member................................................9.02
         9.09   Individual Accounts..............................................9.02
         9.10   Value of Participant's Accrued Benefit...........................9.02
         9.11   Allocation and Distribution of Net Income Gain or Loss...........9.03
         9.12   Individual Statement.............................................9.03
         9.13   Account Charged..................................................9.03
         9.14   Unclaimed Account Procedure......................................9.04

ARTICLE X, CUSTODIAN/TRUSTEE, POWERS AND DUTIES
        10.01   Acceptance......................................................10.01
        10.02   Receipt of Contributions........................................10.01
        10.03   Investment Powers...............................................10.01
        10.04   Records and Statements..........................................10.05
        10.05   Fees and Expenses from Fund.....................................10.06
        10.06   Parties to Litigation...........................................10.06
        10.07   Professional Agents.............................................10.06
        10.08   Distribution of Cash or Property................................10.06
        10.09   Distribution Directions.........................................10.06
        10.10   Third Party/Multiple Trustees...................................10.06
        10.11   Resignation.....................................................10.06
        10.12   Removal.........................................................10.07
        10.13   Interim Duties and Successor Trustee............................10.07
        10.14   Valuation of Trust..............................................10.07
        10.15   Limitation on Liability -- If Investment Manager, Ancillary
                Trustee or Independent Fiduciary................................10.07
        10.16   Investment in Group Trust Fund..................................10.07
        10.17   Appointment of Ancillary Trustee or Independent Fiduciary.......10.08

ARTICLE XI, PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY
        11.01   Insurance Benefit...............................................11.01
        11.02   Limitation on Life Insurance Protection.........................11.01
        11.03   Definitions.....................................................11.02
        11.04   Dividend Plan...................................................11.02
        11.05   Insurance Company Not a Party to Agreement......................11.02
        11.06   Insurance Company Not Responsible for Trustee's Actions.........11.03
        11.07   Insurance Company Reliance on Trustee's Signature...............11.03
        11.08   Acquittance.....................................................11.03
        11.09   Duties of Insurance Company.....................................11.03

ARTICLE XII, MISCELLANEOUS
        12.01   Evidence........................................................12.01
        12.02   No Responsibility for Employer Action...........................12.01
        12.03   Fiduciaries Not Insurers........................................12.01
        12.04   Waiver of Notice................................................12.01
        12.05   Successors......................................................12.01
        12.06   Word Usage......................................................12.01
        12.07   State Law.......................................................12.01
        12.08   Employer's Right to Participate.................................12.01
        12.09   Employment Not Guaranteed.......................................12.02

ARTICLE XIII, EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION
        13.01   Exclusive Benefit...............................................13.01
        13.02   Amendment By Employer...........................................13.01
        13.03   Amendment By Master Plan Sponsor................................13.02
        13.04   Discontinuance..................................................13.02
        13.05   Full Vesting on Termination.....................................13.02
        13.06   Merger/Direct Transfer..........................................13.02
        13.07   Termination.....................................................13.03

ARTICLE XIV, CODE SECTION 401(k) ARRANGEMENTS
        14.01   Application.....................................................14.01
        14.02   Code Section 401(k) Arrangement.................................14.01
        14.03   Definitions.....................................................14.02
        14.04   Matching Contributions/Employee Contributions...................14.03
        14.05   Time of Payment of Contributions................................14.04
        14.06   Special Allocation Provisions -- Deferral Contributions,
                Matching Contributions and Qualified Nonelective Contributions..14.04
        14.07   Annual Elective Deferral Limitation.............................14.05
        14.08   Actual Deferral Percentage ("ADP") Test.........................14.06
        14.09   Nondiscrimination Rules for Employer Matching Contributions
                and Participant Nondeductible Contributions.....................14.08
        14.10   Multiple Use Limitation.........................................14.10
        14.11   Distribution Restrictions.......................................14.11
        14.12   Special Allocation Rules........................................14.12
        ARTICLE A -- APPENDIX TO BASIC PLAN DOCUMENT............................. A-1

        ARTICLE B -- APPENDIX TO BASIC PLAN DOCUMENT.............................B-1

                      ALPHABETICAL LISTING OF DEFINITIONS

                                                               SECTION REFERENCE
PLAN DEFINITION                                                  (PAGE NUMBER)
100% Limitation ..............................................    3.19(1)(3.09)
Account ......................................................       1.14(1.05)
Accounting Date ..............................................       1.20(1.05)
Accrued Benefit ..............................................       1.15(1.05)
Actual Deferral Percentage ("ADP") Test .......................    14.08(14.06)
Adoption Agreement ...........................................       1.04(1.01)
Advisory Committee............................................       1.06(1.02)
Annual Addition ..............................................    3.19(a)(3.07)
Average Contribution Percentage Test .........................     14.09(14.08)
Beneficiary ..................................................       1.11(1.03)
Break in Service for Eligibility Purposes ....................       2.03(2.01)
Break in Service for Vesting Purposes.........................       5.07(5.03)
Cash-out Distribution ........................................       5.04(5.01)
Code .........................................................       1.25(1.06)
Code Section 411(d)(6) Protected Benefits ....................     13.02(13.01)
Compensation .................................................       1.12(1.03)
Compensation for Code Section 401(k) Purposes ................  14.03(f)(14.02)
Compensation for Code Section 415 Purposes ...................    3.19(b)(3.07)
Compensation for Top Heavy Purposes .......................... 1.33(B)(3)(1.10)
Contract(s) ..................................................  11.03(c)(11.02)
Custodian Designation ........................................  10.03[B](10.02)
Deemed Cash-out Rule .........................................    5.04(C)(5.02)
Deferral Contributions .......................................  14.03(g)(14.02)
Deferral Contributions Account ...............................     14.06(14.04)
Defined Benefit Plan .........................................    3.19(i)(3.08)
Defined Benefit Plan Fraction ................................    3.19(j)(3.08)
Defined Contribution Plan ....................................    3.19(h)(3.08)
Defined Contribution Plan Fraction ...........................    3.19(k)(3.09)
Determination Date ........................................... 1.33(B)(7)(1.10)
Disability ...................................................       1.28(1.07)
Distribution Date ............................................       6.01(6.01)
Distribution Restrictions ....................................  14.03(m)(14.03)
Earned Income ................................................       1.13(1.05)
Effective Date ...............................................       1.18(1.05)
Elective Deferrals ...........................................  14.03(h)(14.02)
Elective Transfer ............................................  13.06(A)(13.02)
Eligible Employee ............................................  14.03(c)(14.02)
Employee .....................................................       1.07(1.02)
Employee Contributions .......................................  14.03(n)(14.03)
Employer .....................................................       1.01(1.01)
Employer Contribution Account ................................     14.06(14.04)

Employer for Code Section 415 Purposes .......................... 3.19(c) (3.08)
Employer for Top Heavy Purposes .............................. 1.33(B)(6) (1.10)
Employment Commencement Date ....................................... 2.02 (2.01)
ERISA .............................................................. 1.24 (1.06)
Excess Aggregate Contributions ................................... 14.09 (14.09)
Excess Amount ................................................... 3.19(d) (3.08)
Excess Contributions ............................................. 14.08 (14.07)
Exempt Participant ................................................. 8.01 (8.01)
Forfeiture Break in Service ........................................ 5.08 (5.03)
Group Trust Fund ................................................. 10.16 (10.07)
Hardship ..................................................... 6.01(A)(4) (6.02)
Hardship for Code Section 401(k) Purposes ........................ 14.11 (14.11)
Highly Compensated Employee ........................................ 1.09 (1.02)
Highly Compensated Group ...................................... 14.03(d) (14.02)
Hour of Service .................................................... 1.27 (1.06)
Incidental Insurance Benefits .................................... 11.01 (11.01)
Insurable Participant ......................................... 11.03(d) (11.02)
Investment Manager .............................................. 9.04(i) (9.01)
Issuing Insurance Company ..................................... 11.03(b) (11.02)
Joint and Survivor Annuity ...................................... 6.04(A) (6.06)
Key Employee ................................................. 1.33(B)(1) (1.10)
Leased Employees ................................................... 1.31 (1.08)
Limitation Year ............................. 1.17 and 3.19(e) (1.05) and (3.08)
Loan Policy ..................................................... 9.04(A) (9.02)
Mandatory Contributions .......................................... 14.04 (14.04)
Mandatory Contributions Account .................................. 14.04 (14.04)
Master or Prototype Plan ........................................ 3.19(f) (3.08)
Matching Contributions ........................................ 14.03(i) (14.03)
Maximum Permissible Amount ...................................... 3.19(g) (3.08)
Minimum Distribution Incidental Benefit (MD) .................... 6.02(A) (6.03)
Multiple Use Limitation .......................................... 14.10 (14.10)
Named Fiduciary ............................................... 10.03[D] (10.04)
Nonelective Contributions ..................................... 14.03(j) (14.03)
Nonforfeitable ..................................................... 1.16 (1.05)
Nonhighly Compensated Employee ................................ 14.03(b) (14.02)
Nonhighly Compensated Group ................................... 14.03(e) (14.02)
Non-Key Employee ............................................. 1.33(B)(2) (1.10)
Nontransferable Annuity ............................................ 1.23 (1.05)
Normal Retirement Age .............................................. 5.01 (5.01)
Owner-Employee ..................................................... 1.08 (1.02)
Paired Plans ....................................................... 1.34 (1.10)
Participant ........................................................ 1.10 (1.03)
Participant Deductible Contributions ............................... 4.02 (4.01)
Participant Forfeiture ............................................. 3.05 (3.03)
Participant Loans ............................................. 10.03[E] (10.05)
Participant Nondeductible Contributions ............................ 4.01 (4.01)
Permissive Aggregation Group .................................... 1.33(B) (1.10)
Plan ............................................................... 1.03 (1.01)

Plan Administrator............................................       1.05 (1.02)
Plan Entry Date...............................................       1.19 (1.05)
Plan Year.....................................................       1.17 (1.05)
Policy........................................................  11.03(a) (11.02)
Predecessor Employer..........................................       1.29 (1.07)
Preretirement Survivor Annuity................................    6.04(B) (6.06)
Qualified Domestic Relations Order............................       6.07 (6.09)
Qualified Matching Contributions..............................  14.03(k) (14.03)
Qualified Nonelective Contributions...........................  14.03(l) (14.03)
Qualifying Employer Real Property.............................  10.03[F] (10.05)
Qualifying Employer Securities................................  10.03[F] (10.05)
Related Employers.............................................       1.30 (1.07)
Required Aggregation Group.................................... 1.33(B)(4) (1.10)
Required Beginning Date.......................................    6.01(B) (6.02)
Rollover Contributions........................................       4.03 (4.01)
Self-Employed Individual......................................       1.08 (1.02)
Service.......................................................       1.26 (1.06)
Term Life Insurance Contract..................................     11.03 (11.02)
Top Heavy Minimum Allocation..................................    3.04(B) (3.01)
Top Heavy Ratio...............................................       1.33 (1.09)
Trust.........................................................       1.21 (1.05)
Trustee.......................................................       1.02 (1.01)
Trustee Designation...........................................  10.03[A] (10.01)
Trust Fund....................................................       1.22 (1.05)
Weighted Average Allocation Method............................     14.12 (14.12)
Year of Service for Eligibility Purposes......................       2.02 (2.01)
Year of Service for Vesting Purposes..........................       5.06 (5.03)

                     CALIFORNIA CENTRAL TRUST BANK SPONSORED

              DEFINED CONTRIBUTION MASTER PLAN AND TRUST AGREEMENT
                            BASIC PLAN DOCUMENT # 01

        California Central Trust Bank sponsored, in its capacity as Master Plan Sponsor, establishes this Master Plan intended to conform to and qualify under
Section 401 and Section 501 of the Internal Revenue Code of 1986, as amended. An Employer establishes a Plan and Trust under this Master Plan by executing an Adoption Agreement. If the Employer adopts this Plan as a restated Plan in substitution for, and in amendment of, an existing plan, the provisions of this Plan, as a restated Plan, apply solely to an Employee whose employment with the Employer terminates on or after the restated Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the restated Effective Date, that Employee is entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.

                                    ARTICLE I
                                   DEFINITIONS

        1.01 "Employer" means each employer who adopts this Plan by executing an Adoption Agreement.

        1.02 "Trustee" means the person or persons who as Trustee execute the Employer's Adoption Agreement, or any successor in office who in writing accepts the position of Trustee. The Employer must designate in its Adoption Agreement whether the Trustee will administer the Trust as a discretionary Trustee or as a nondiscretionary Trustee. If a person acts as a discretionary Trustee, the Employer also may appoint a Custodian. See Article X. If the Master Plan Sponsor is a bank, savings and loan, credit union or similar financial institution, a person other than the Master Plan Sponsor (or its affiliate) may not serve as Trustee or as Custodian of the Employer's Plan without the written consent of the Master Plan Sponsor.

        1.03 "Plan" means the retirement plan established or continued by the Employer in the form of this Agreement, including the Adoption Agreement under which the Employer has elected to participate in this Master Plan. The Employer must designate the name of the Plan in its Adoption Agreement. An Employer may execute more than one Adoption Agreement offered under this Master Plan, each of which will constitute a separate Plan and Trust established or continued by that Employer. The Plan and the Trust created by each adopting Employer is a separate Plan and a separate Trust, independent from the plan and the trust of any other employer adopting this Master Plan. All section references within the Plan are Plan section references unless the context clearly indicates otherwise.

        1.04 "Adoption Agreement" means the document executed by each Employer adopting this Master Plan. The terms of this Master Plan as modified by the terms of an adopting Employer's Adoption Agreement constitute a separate Plan and Trust to be construed as a single Agreement. Each elective provision of the Adoption Agreement corresponds by section reference to the section of the Plan which grants the election. Each Adoption Agreement offered under this Master Plan is either a Nonstandardized Plan or a Standardized Plan, as identified in the preamble to that Adoption Agreement. The provisions of this Master Plan apply equally to Nonstandardized Plans and to Standardized Plans unless otherwise specified.



                                      1.01

        1.05 "Plan Administrator" is the Employer unless the Employer designates another person to hold the position of Plan Administrator. In addition to his other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

        1.06 "Advisory Committee" means the Employer's Advisory Committee as from time to time constituted.

        1.07 "Employee" means any employee (including a Self-Employed Individual) of the Employer. The Employer must specify in its Adoption Agreement any Employee, or class of Employees, not eligible to participate in the Plan. If the Employer elects to exclude collective bargaining employees, the exclusion applies to any employee of the Employer included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers unless the collective bargaining agreement requires the employee to be included within the Plan. The term "employee representatives" does not include any organization more than half the members of which are owners, officers, or executives of the Employer.

        1.08 "Self-Employed Individual/Owner-Employee." "Self-Employed Individual" means an individual who has Earned Income (or who would have had Earned Income but for the fact that the trade or business did not have net earnings) for the taxable year from the trade or business for which the Plan is established. "Owner-Employee" means a Self-Employed Individual who is the sole proprietor in the case of a sole proprietorship. If the Employer is a partnership, "Owner-Employee" means a Self-Employed Individual who is a partner and owns more than 10% of either the capital or profits interest of the partnership.

        1.09 "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding 12-month period:

        (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code Section 318, and applying the principles of Code
        Section 318, for an unincorporated entity);

        (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

        (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year); or

        (d) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

        If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but does not satisfy clause (b), (c) or (d) during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Advisory Committee will treat the highest paid officer as satisfying clause (d) for that year.

        For purposes of this Section 1.09, "Compensation" means Compensation as defined in Section 1.12, except any exclusions from Compensation elected in the Employer's Adoption Agreement Section 1.12 do not apply, and Compensation must include "elective contributions" (as defined in Section 1.12). The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause
(d) and the relevant Compensation, consistent with Code Section 414(q) and regulations issued under that Code section. The Employer may make a calendar year election to



                                      1.02
determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Advisory Committee will treat a Highly Compensated Employee and all family members (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than 5% owner or is one of the 10 Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

        The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.09 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his 54th birthday.

        1.10 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.

        1.11 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

        1.12 "Compensation" means, except as provided in the Employer's Adoption Agreement, the Participant's Earned Income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). The Employer must elect in its Adoption Agreement whether to include elective contributions in the definition of Compensation. "Elective contributions" are amounts excludible from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a Simplified Employee Pension, cafeteria plan or tax-sheltered annuity. The term "Compensation" does not include:

        (a) Employer contributions (other than "elective contributions," if includible in the definition of Compensation under Section 1.12 of the Employer's Adoption Agreement) to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

        (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

        (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.



                                      1.03

        (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludible from the gross income of the Employee), other than "elective contributions," if elected in the Employer's Adoption Agreement.

        Any reference in this Plan to Compensation is a reference to the definition in this Section 1.12, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period. A Compensation payment includes Compensation by the Employer through another person under the common paymaster provisions in Code Sections 3121 and 3306.

(A) LIMITATIONS ON COMPENSATION.

        (1) COMPENSATION DOLLAR LIMITATION. For any Plan Year beginning after December 31, 1988, the Advisory Committee must take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. For any Plan Year beginning prior to January 1, 1989, this $200,000 limitation (but not the family aggregation requirement described in the next paragraph) applies only if the Plan is top heavy for such Plan Year or operates as a deemed top heavy plan for such Plan Year.

        (2) APPLICATION OF COMPENSATION LIMITATION TO CERTAIN FAMILY MEMBERS. The $200,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section
1.09 who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limitation, "Compensation" for each such Participant, for purposes of the contribution and allocation provisions of Article III, means his Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000 (or adjusted) limitation as the affected Participant's Compensation (without regard to the $200,000 Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the Advisory Committee must determine the integration level of each affected family member Participant prior to the proration of the $200,000 Compensation limitation, but the combined integration level of the affected Participants may not exceed $200,000 (or the adjusted limitation). The combined Excess Compensation of the affected Participants in the family unit may not exceed $200,000 (or the adjusted limitation) minus the affected Participants' combined integration level (as determined under the preceding sentence). If the combined Excess Compensation exceeds this limitation, the Advisory Committee will prorate the Excess Compensation limitation among the affected Participants in the family unit in proportion to each such individual's Adjusted Compensation minus his integration level. If the Employer's Plan is a Nonstandardized Plan, the Employer may elect to use a different method in determining the Adjusted Compensation of the affected Participants by specifying that method in an addendum to the Adoption Agreement, numbered Section 1.12.

(B) NONDISCRIMINATION. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.12, except: (1) the Employer may elect to include or to exclude elective contributions, irrespective of the Employer's election in its Adoption Agreement regarding elective contributions; and (2) the Employer will not give effect to any elections made in the "modifications to Compensation definition" section of Adoption Agreement Section 1.12. The Employer's election described in clause (1) must be consistent and uniform with respect to all Employees and ail plans of the Employer for any particular Plan Year. If the Employer's Plan is a Nonstandardized Plan, the Employer, irrespective of clause (2), may elect to exclude from this nondiscrimination definition of Compensation any items of Compensation excludible under Code
Section 414(s) and the applicable Treasury regulations, provided such adjusted definition conforms to the



                                      1.04
nondiscrimination requirements of those regulations.

        1.13 "Earned Income" means net earnings from self-employment in the trade or business with respect to which the Employer has established the Plan, provided personal services of the individual are a material income producing factor. The Advisory Committee will determine net earnings without regard to items excluded from gross income and the deductions allocable to those items. The Advisory Committee will determine net earnings after the deduction allowed to the Self-Employed Individual for all contributions made by the Employer to a qualified plan and, for Plan Years beginning after December 31, 1989, the deduction allowed to the Self-Employed under Code Section 164(f) for self-employment taxes.

        1.14 "Account" means the separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Employer's Plan.

        1.15 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions and Employee contributions, if any.

        1.16 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

        1.17 "Plan Year" means the fiscal year of the Plan, the consecutive month period specified in the Employer's Adoption Agreement. The Employer's Adoption Agreement also must specify the "Limitation Year" applicable to the limitations on allocations described in Article III. If the Employer maintains Paired Plans, each Plan must have the same Plan Year.

        1.18 "Effective Date" of this Plan is the date specified in the Employer's Adoption Agreement.

        1.19 "Plan Entry Date" means the date(s) specified in Section 2.01 of the Employer's Adoption Agreement.

        1.20 "Accounting Date" is the last day of an Employer's Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

        1.21 "Trust" means the separate Trust created under the Employer's Plan.

        1.22 "Trust Fund" means all property of every kind held or acquired by the Employer's Plan, other than incidental benefit insurance contracts.

        1.23 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Plan distributes an annuity contract, the contract must be a Nontransferable Annuity.

        1.24 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        1.25 "Code" means the Internal Revenue Code of 1986, as amended.

        1.26 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means the Employee no longer has an employment relationship with the Employer maintaining this Plan.



                                      1.05

        1.27 "Hour of Service" means:

        (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

        (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

        (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

        The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this
Section 1.27 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service. The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

(A) METHOD OF CREDITING HOURS OF SERVICE. The Employer must elect in its Adoption Agreement the method the Advisory Committee will use in crediting an Employee with Hours of Service. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. If the Employer elects to apply an "equivalency" method, for each equivalency period for which the Advisory Committee would credit the Employee with at least one Hour of Service, the Advisory Committee will credit the Employee with: (i) 10 Hours of Service for a daily equivalency; (ii) 45 Hours of Service for a weekly equivalency; (iii) 95 Hours of Service for a semimonthly payroll period equivalency; and (iv) 190 Hours of Service for a monthly equivalency.

(B) MATERNITY/PATERNITY LEAVE. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the



                                      1.06
immediately following computation period.

        1.28 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this Section
1.28 in a nondiscriminatory, consistent and uniform manner. If the Employer's Plan is a Nonstandardized Plan, the Employer may provide an alternate definition of disability in an addendum to its Adoption Agreement, numbered Section 1.28.

        1.29 SERVICE FOR PREDECESSOR EMPLOYER. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer. If the Employer does not maintain the plan of a predecessor employer, the Plan does not credit service with the predecessor employer, unless the Employer identifies the predecessor in its Adoption Agreement and specifies the purposes for which the Plan will credit service with that predecessor employer.

        1.30 RELATED EMPLOYERS. A related group is a controlled group of corporations (as defined in Code Section 414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)) or an affiliated service group (as defined in Code Section 414(m) or in Code Section 414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the Participation Test and the Coverage Test under Section 3.06(E), applying the limitations on allocations in Part 2 of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. However, an Employer may contribute to the Plan only by being a signatory to the Execution Page of the Adoption Agreement or to a Participation Agreement to the Employer's Adoption Agreement. If one or more of the Employer's related group members become Participating Employers by executing a Participation Agreement to the Employer's Adoption Agreement, the term "Employer" includes the participating related group members for all purposes of the Plan, and "Plan Administrator" means the Employer that is the signatory to the Execution Page of the Adoption Agreement.

        If the Employer's Plan is a Standardized Plan, all Employees of the Employer or of any member of the Employer's related group, are eligible to participate in the Plan, irrespective of whether the related group member directly employing the Employee is a Participating Employer. If the Employer's Plan is a Nonstandardized Plan, the Employer must specify in Section 1.07 of its Adoption Agreement, whether the Employees of related group members that are not Participating Employers are eligible to participate in the Plan. Under a Nonstandardized Plan, the Employer may elect to exclude from the definition of "Compensation" for allocation purposes any Compensation received from a related employer that has not executed a Participation Agreement and whose Employees are not eligible to participate in the Plan.

        1.31 LEASED EMPLOYEES. The Plan treats a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
Section 144(a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. If a Leased Employee is treated as an Employee by reason of this
Section 1.31 of the Plan, "Compensation" includes Compensation from the leasing organization which is attributable to service performed for the Employer.



                                      1.07

(A) SAFE HARBOR PLAN EXCEPTION. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code Section 415(c)(3) plus elective contributions (as defined in Section 1.12).

(B) OTHER REQUIREMENTS. The Advisory Committee must apply this Section 1.31 in a manner consistent with Code Sections 414(n) and 414(o) and the regulations issued under those Code sections. The Employer must specify in the Adoption Agreement the manner in which the Plan will determine the allocation of Employer contributions and Participant forfeitures on behalf of a Participant if the Participant is a Leased Employee covered by a plan maintained by the leasing organization.

        1.32 SPECIAL RULES FOR OWNER-EMPLOYEES. The following special provisions and restrictions apply to Owner-Employees:

        (a) If the Plan provides contributions or benefits for an Owner-Employee or for a group of Owner-Employees who controls the trade or business with respect to which this Plan is established and the Owner-Employee or Owner-Employees also control as Owner-Employees one or more other trades or businesses, plans must exist or be established with respect to all the controlled trades or businesses so that when the plans are combined they form a single plan which satisfies the requirements of Code Section 401(a) and Code Section 401(d) with respect to the employees of the controlled trades or businesses.

        (b) The Plan excludes an Owner-Employee or group of Owner-Employees if the Owner-Employee or group of Owner-Employees controls any other trade or business, unless the employees of the other controlled trade or business participate in a plan which satisfies the requirements of Code
        Section 401(a) and Code Section 401(d). The other qualified plan must provide contributions and benefits which are not less favorable than the contributions and benefits provided for the Owner-Employee or group of Owner-Employees under this Plan, or if an Owner-Employee is covered under another qualified plan as an Owner-Employee, then the plan established with respect to the trade or business he does control must provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business be does not control. If the exclusion of this paragraph (b) applies and the Employer's Plan is a Standardized Plan, the Employer may not participate or continue to participate in this Master Plan and the Employer's Plan becomes an individually-designed plan for purposes of qualification reliance.

        (c) For purposes of paragraphs (a) and (b) of this Section 1.32, an Owner-Employee or group of Owner-Employees controls a trade or business if the Owner-Employee or Owner-Employees together (1) own the entire interest in an unincorporated trade or business, or (2) in the case of a partnership, own more than 50% of either the capital interest or the profits interest in the partnership.

        1.33 DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code Section 416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the



                                      1.08

Employer during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code section.

        If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.33, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of accrued benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code Section 416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his accrued benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code Section 411(b)(1)(C). If the Employer maintains a defined benefit plan, the Employer must specify in Adoption Agreement Section
3.18 the actuarial assumptions (interest and mortality only) the Advisory Committee will use to calculate the present value of benefits from a defined benefit plan. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code
Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

(A) STANDARDIZED PLAN. If the Employer's Plan is a Standardized Plan, the Plan operates as a deemed top heavy plan in all Plan Years, except, if the Standardized Plan includes a Code Section 401(k) arrangement, the Employer may elect to apply the top heavy requirements only in Plan Years for which the Plan actually is top heavy. Under a deemed top heavy plan, the Advisory Committee need not determine whether the Plan actually is top heavy. However, if the Employer, in Adoption Agreement Section 3.18, elects to override the 100% limitation, the Advisory Committee will need to determine whether a deemed top heavy Plan's top heavy ratio for a Plan Year exceeds 90%.

(B) DEFINITIONS. For purposes of applying the provisions of this Section 1.33:

        (1) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code Section 415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code
        Section 416(i)(1) and the regulations under that Code section.

        (2) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.



                                      1.09

        (3) "Compensation" means Compensation as determined under Section 1.09 for purposes of identifying Highly Compensated Employees.

        (4) "Required Aggregation Group" means: (i) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (ii) any other qualified plan of the Employer which enables a plan described in clause (i) to meet the requirements of Code Section 401(a)(4) or of Code Section 410.

        (5) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code
        Section 401(a)(4) and of Code Section 410. The Advisory Committee will determine the Permissive Aggregation Group.

        (6) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.30.

        (7) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

        1.34 "Paired Plans" means the Employer has adopted two Standardized Plan Adoption Agreements offered with this Master Plan, one Adoption Agreement being a Paired Profit Sharing Plan and one Adoption Agreement being a Paired Pension Plan. A Paired Profit Sharing Plan may include a Code Section 401(k) arrangement. A Paired Pension Plan must be a money purchase pension plan or a target benefit pension plan. Paired Plans must be the subject of a favorable opinion letter issued by the National Office of the Internal Revenue Service. This Master Plan does not pair any of its Standardized Plan Adoption Agreements with Standardized Plan Adoption Agreements under a defined benefit master plan.

                            * * * * * * * * * * * * *



                                     1.010

                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

        2.01 ELIGIBILITY. Each Employee becomes a Participant in the Plan in accordance with the participation option selected by the Employer in its Adoption Agreement. If this Plan is a restated Plan, each Employee who was a Participant in the Plan on the day before the Effective Date continues as a Participant in the Plan, irrespective of whether he satisfies the participation conditions in the restated Plan, unless otherwise provided in the Employer's Adoption Agreement.

        2.02 YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan under Adoption Agreement Section 2.01, the Plan takes into account all of his Years of Service with the Employer, except as provided in Section 2.03. "Year of Service" means an eligibility computation period during which the Employee completes not less than the number of Hours of Service specified in the Employer's Adoption Agreement. The initial eligibility computation period is the first 12 consecutive month period measured from the Employment Commencement Date. The Plan measures succeeding eligibility computation periods in accordance with the option selected by the Employer in its Adoption Agreement. If the Employer elects to measure subsequent periods on a Plan Year basis, an Employee who receives credit for the required number of Hours of Service during the initial eligibility computation period and during the first applicable Plan Year will receive credit for two Years of Service under Article II. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer. If the Employer elects a service condition under Adoption Agreement Section 2.01 based on months, the Plan does not apply any Hour of Service requirement after the completion of the first Hour of Service.

        2.03 BREAK IN SERVICE - PARTICIPATION. An Employee incurs a "Break in Service" if during any 12 consecutive month period he does not complete more than 500 Hours of Service with the Employer. The "12 consecutive month period" under this Section 2.03 is the same 12 consecutive month period for which the Plan measures "Years of Service" under Section 2.02.

(A) 2-YEAR ELIGIBILITY. If the Employer elects a 2 years of service condition for eligibility purposes under Adoption Agreement Section 2.01, the Plan treats an Employee who incurs a one year Break in Service and who has never become a Participant as a new Employee on the date he first performs an Hour of Service for the Employer after the Break in Service.

(B) SUSPENSION OF YEARS OF SERVICE. The Employer must elect in its Adoption Agreement whether a Participant will incur a suspension of Years of Service after incurring a one year Break in Service. If this rule applies under the Employer's Plan, the Plan disregards a Participant's Years of Service (as defined in Section 2.02) earned prior to a Break in Service until the Participant completes another Year of Service and the Plan suspends the Participant's participation in the Plan. If the Participant completes a Year of Service following his Break in Service, the Plan restores that Participant's pre-Break Years of Service (and the Participant resumes active participation in the Plan) retroactively to the first day of the computation period in which the Participant earns the first post-Break Year of Service. The initial computation period under this Section 2.03(B) is the 12 consecutive month period measured from the date the Participant first receives credit for an Hour of Service following the one year Break in Service period. The Plan measures any subsequent periods, if necessary, in a manner consistent with the computation period selection in Adoption Agreement Section 2.02. This Section 2.03(B) does not affect a Participant's vesting credit under Article V and, during a suspension period, the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11. Furthermore, this Section 2.03(B) will not result in the restoration of any Year of Service disregarded under the Break in Service rule of Section 2.03(A).



                                      2.01

        2.04 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment with the Employer terminates will re-enter the Plan as a Participant on the date of his re-employment, subject to the Break in Service rule, if applicable, under
Section 2.03(B). An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his re-employment, subject to the Break in Service rule, if applicable, under
Section 2.03(B). Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with Adoption Agreement Section 2.01.

        2.05 CHANGE IN EMPLOYEE STATUS. If a Participant has not incurred a Separation from Service but ceases to be eligible to participate in the Plan, by reason of employment within an employment classification excluded by the Employer under Adoption Agreement Section 1.07, the Advisory Committee must treat the Participant as an Excluded Employee during the period such a Participant is subject to the Adoption Agreement exclusion. The Advisory Committee determines a Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if applicable, by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11.

        If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of Section 2.01 and would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with the Employer as an Excluded Employee for purposes of vesting credit under Article V.

        2.06 ELECTION NOT TO PARTICIPATE. If the Employer's Plan is a Standardized Plan, the Plan does not permit an otherwise eligible Employee nor any Participant to elect not to participate in the Plan. If the Employer's Plan is a Nonstandardized Plan, the Employer must specify in its Adoption Agreement whether an Employee eligible to participate, or any present Participant, may elect not to participate in the Plan. For an election to be effective for a particular Plan Year, the Employee or Participant must file the election in writing with the Plan Administrator not later than the time specified in the Employer's Adoption Agreement. The Employer may not make a contribution under the Plan for the Employee or for the Participant for the Plan Year for which the election is effective, nor for any succeeding Plan Year, unless the Employee or Participant re-elects to participate in the Plan. After an Employee's or Participant's election not to participate has been effective for at least the minimum period prescribed by the Employer's Adoption Agreement, the Employee or Participant may re-elect to participate in the Plan for any Plan Year and subsequent Plan Years. An Employee or Participant may re-elect to participate in the Plan by filing his election in writing with the Plan Administrator not later than the time specified in the Employer's Adoption Agreement. An Employee or Participant who re-elects to participate may again elect not to participate only as permitted in the Employer's Adoption Agreement. If an Employee is a Self-Employed Individual, the Employee's election (except as permitted by Treasury regulations without creating a Code Section 401(k) arrangement with respect to that Self-Employed Individual) must be effective no later than the date the Employee first would become a Participant in the Plan and the election is irrevocable. The Plan Administrator must furnish an Employee or a Participant any form required for purposes of an election under this Section 2.06. An election timely filed is effective for the entire Plan Year.



                                      2.02

        A Participant who elects not to participate may not receive a distribution of his Accrued Benefit attributable either to Employer or to Participant contributions except as provided under Article IV or under Article
VI. However, for each Plan Year for which a Participant's election not to participate is effective, the Participant's Account, if any, continues to share in Trust Fund allocations under Article IX. Furthermore, the Employee or the Participant receives vesting credit under Article V for each included Year of Service during the period the election not to participate is effective.

                            * * * * * * * * * * * * *

                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

PART 1. AMOUNT OF EMPLOYER CONTRIBUTIONS AND PLAN ALLOCATIONS: SECTIONS 3.01 THROUGH 3.06

        3.01 AMOUNT. For each Plan Year, the Employer contributes to the Trust the amount determined by application of the contribution option selected by the Employer in its Adoption Agreement. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts.

        The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

        (a) The Employer made the contribution by mistake of fact; or

        (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

        The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

        3.02 DETERMINATION OF CONTRIBUTION. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

        3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Plan within the time prescribed by the Code or applicable Treasury regulations. Subject to the consent of the Trustee, the Employer may make its contribution in property rather than in cash, provided the contribution of property is not a prohibited transaction under the Code or under ERISA.

        3.04 CONTRIBUTION ALLOCATION.

(A) METHOD OF ALLOCATION. The Employer must specify in its Adoption Agreement the manner of allocating each annual Employer contribution to this Trust.

(B) TOP HEAVY MINIMUM ALLOCATION. The Plan must comply with the provisions of this Section 3.04(B), subject to the elections in the Employer's Adoption Agreement.

        (1) TOP HEAVY MINIMUM ALLOCATION UNDER STANDARDIZED PLAN. Subject to the Employer's election under Section 3.04(B)(3), the top heavy minimum allocation requirement applies to a Standardized Plan for each Plan Year, irrespective of whether the Plan is top heavy.

        (a) Each Participant employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year. The Employer may elect in Section 3.04 of its Adoption Agreement to apply this paragraph (a) only to a Participant who is a Non-Key Employee.



                                      3.01

        (b) Subject to any overriding elections in Section 3.18 of the Employer's Adoption Agreement, the top heavy minimum allocation is the lesser of 3% of the Participant's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Participant for the Plan Year. However, if the Employee participates in Paired Plans, the top heavy minimum allocation is 3% of his Compensation. If, under Adoption Agreement Section 3.04, the Employer elects to apply paragraph (a) only to a Participant who is a Non-Key Employee, the Advisory Committee will determine the "highest contribution rate" described in the first sentence of this paragraph (b) by reference only to the contribution rates of Participants who are Key Employees for the Plan Year.

        (2) TOP HEAVY MINIMUM ALLOCATION UNDER NONSTANDARDIZED PLAN. The top heavy minimum allocation requirement applies to a Nonstandardized Plan only in Plan Years for which the Plan is top heavy. Except as provided in the Employer's. Adoption Agreement, if the Plan is top heavy in any Plan Year:

        (a) Each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.06 of the Employer's Adoption Agreement; and

        (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

        (3) SPECIAL ELECTION FOR STANDARDIZED CODE SECTION 401(k) PLAN. If the Employer's Plan is a Standardized Code Section 401 (k) Plan, the Employer may elect in Adoption Agreement Section 3.04 to apply the top heavy minimum allocation requirements of Section 3.04(B)(1) only for Plan Years in which the Plan actually is a top heavy plan.

        (4) SPECIAL DEFINITIONS. For purposes of this Section 3.04(B), the term "Participant" includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because of his Compensation level or because of his failure to make elective deferrals under a Code Section 401(k) arrangement or because of his failure to make mandatory contributions. For purposes of subparagraph (1)(b) or (2)(b), "Compensation" means Compensation as defined in Section 1.12, except Compensation does not include elective contributions, irrespective of whether the Employer has elected to include these amounts in Section 1.12 of its Adoption Agreement, any exclusion selected in
Section 1.12 of the Adoption Agreement (other than the exclusion of elective contributions) does not apply, and any modification to the definition of Compensation in Section 3.06 does not apply.

        (5) DETERMINING CONTRIBUTION RATES. For purposes of this Section 3.04(B), a Participant's contribution rate is the sum of all Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum allocation in Plan Years beginning after December 31, 1988, the Participant's contribution rate does not include any elective contributions under a Code Section 401(k) arrangement nor any Employer matching contributions allocated on the basis of those elective contributions or on the basis of employee contributions, except a Nonstandardized Plan may include in the contribution rate any matching contributions not necessary to satisfy the nondiscrimination requirements of Code Section 401(k) or of Code
Section 401(m).



                                      3.02

        If the Employee is a Participant in Paired Plans, the Advisory Committee will consider the Paired Plans as a single Plan to determine a Participant's contribution rate and to determine whether the Plans satisfy this top heavy minimum allocation requirement. To determine a Participant's contribution rate under a Nonstandardized Plan, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.30) as a single plan.

        (6) NO ALLOCATIONS. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Participant (for purposes of Section 3.04 (B)(1)(b)) or for any Key Employee (for purposes of Section 3.04(B)(2)(b)), the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

        (7) ELECTION OF METHOD. The Employer must specify in its Adoption Agreement the manner in which the Plan will satisfy the top heavy minimum allocation requirement.

        (a) If the Employer elects to make any necessary additional contribution to this Plan, the Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the provisions of Adoption Agreement Section 3.04. The Employer then will contribute an additional amount for the Account of any Participant entitled under this Section 3.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under paragraph (5), is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

        (b) If the Employer elects to guarantee the top heavy minimum allocation under another plan, this Plan does not provide the top heavy minimum allocation and the Advisory Committee will allocate the annual Employer contributions (and Participant forfeitures) under the Plan solely in accordance with the allocation method selected under Adoption Agreement
        Section 3.04.

        3.05 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. The Advisory Committee will allocate Participant forfeitures in the manner specified by the Employer in its Adoption Agreement. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 5.09 or if applicable, until the time specified in
Section 9.14. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit.

        3.06 ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year in accordance with the Employer's elections in its Adoption Agreement.

(A) COMPENSATION TAKEN INTO ACCOUNT. The Employer must specify in its Adoption Agreement the Compensation the Advisory Committee is to take into account in allocating an Employer contribution to a Participant's Account for the Plan Year in which the Employee first becomes a Participant. For all other Plan Years, the Advisory Committee will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant. The Advisory Committee must take into account the Employee's entire Compensation for the Plan Year to determine whether the Plan satisfies the top heavy minimum allocation requirement of Section 3.04(B). The Employer, in an addendum to its Adoption Agreement numbered 3.06(A), may elect to measure Compensation for the Plan Year for allocation purposes on the basis of a specified period other than the Plan Year.



                                      3.03

(B) HOURS OF SERVICE REQUIREMENT. Subject to the applicable minimum allocation requirement of Section 3.04, the Advisory Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not complete the applicable minimum Hours of Service requirement specified in the Employer's Adoption Agreement.

(C) EMPLOYMENT REQUIREMENT. If the Employer's Plan is a Standardized Plan, a Participant who, during a particular Plan Year, completes the accrual requirements of Adoption Agreement Section 3.06 will share in the allocation of Employer contributions for that Plan Year without regard to whether he is employed by the Employer on the Accounting Date of that Plan Year. If the Employer's Plan is a Nonstandardized Plan, the Employer must specify in its Adoption Agreement whether the Participant will accrue a benefit if he is not employed by the Employer on the Accounting Date of the Plan Year. If the Employer's Plan is a money purchase plan or a target benefit plan, whether Nonstandardized or Standardized, the Plan conditions benefit accrual on employment with the Employer on the last day of the Plan Year for the Plan Year in which the Employer terminates the Plan.

(D) OTHER REQUIREMENTS. If the Employer's Adoption Agreement includes options for other requirements affecting the Participant's accrual of benefits under the Plan, the Advisory Committee will apply this Section 3.06 in accordance with the Employer's Adoption Agreement selections.

(E) SUSPENSION OF ACCRUAL REQUIREMENTS UNDER NONSTANDARDIZED PLAN. If the Employer's Plan is a Nonstandardized Plan, the Employer may elect in its Adoption Agreement to suspend the accrual requirements elected under Adoption Agreement Section 3.06 if, for any Plan Year beginning after December 31, 1989, the Plan fails to satisfy the Participation Test or the Coverage Test. A Plan satisfies the Participation Test if, on each day of the Plan Year, the number of Employees who benefit under the Plan is at least equal to the lesser of 50 or 40% of the total number of Includible Employees as of such day. A Plan satisfies the Coverage Test if, on the last day of each quarter of the Plan Year, the number of Nonhighly Compensated Employees who benefit under the Plan is at least equal to 70% of the total number of Includible Nonhighly Compensated Employees as of such day. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion under Adoption Agreement Section 1.07 or by reason of the participation requirements of Sections 2.01 and 2.03; and (2) any Employee who incurs a Separation from Service during the Plan Year and fails to complete at least 501 Hours of Service for the Plan Year. A "Nonhighly Compensated Employee" is an Employee who is not a Highly Compensated Employee and who is not a family member aggregated with a Highly Compensated Employee pursuant to Section 1.09 of the Plan.

        For purposes of the Participation Test and the Coverage Test, an Employee is benefiting under the Plan on a particular date if, under Adoption Agreement Section 3.04, he is entitled to an allocation for the Plan Year. Under the Participation Test, when determining whether an Employee is entitled to an allocation under Adoption Agreement Section 3.04, the Advisory Committee will disregard any allocation required solely by reason of the top heavy minimum allocation, unless the top heavy minimum allocation is the only allocation made under the Plan for the Plan Year.

        If this Section 3.06(E) applies for a Plan Year, the Advisory Committee will suspend the accrual requirements for the Includible Employees who are Participants, beginning first with the Includible Employee(s) employed with the Employer on the last day of the Plan Year, then the Includible Employee(s) who have the latest Separation from Service during the Plan Year, and continuing to suspend in descending order the accrual requirements for each Includible Employee who incurred an earlier Separation from Service, from the latest to the earliest Separation from Service date, until the Plan satisfies both the Participation Test and the Coverage Test for the Plan Year. If two or more Includible Employees have a Separation from Service on the same day, the Advisory Committee will suspend the accrual requirements for all such Includible Employees, irrespective of whether the Plan can satisfy the Participation Test and the Coverage Test by accruing benefits for fewer than all such Includible Employees. If the Plan suspends the accrual requirements for an Includible Employee, that Employee will share in the allocation



                                      3.04
of Employer contributions and Participant forfeitures, if any, without regard to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year. If the Employer's Plan includes Employer matching contributions subject to Code Section 401(m), this suspension of accrual requirements applies separately to the Code Section 401(m) portion of the Plan, and the Advisory Committee will treat an Employee as benefiting under that portion of the Plan if he is an Eligible Employee for purposes of the Code Section 401(m) nondiscrimination test. The Employer may modify the operation of this Section 3.06(E) by electing appropriate modifications in Section 3.06 of its Adoption Agreement.

PART 2. LIMITATIONS ON ALLOCATIONS: SECTIONS 3.07 THROUGH 3.19

        [Note: Sections 3.07 through 3.10 apply only to Participants in this Plan who do not participate, and who have never participated, in another qualified plan or in a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer.]

        3.07 The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.10) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

        3.08 Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years.

        3.09 As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

        3.10 If, pursuant to Section 3.09, or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

        (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent the return would reduce the Excess Amount.

        (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. If the Employer's Plan is a profit sharing plan, the Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.



                                      3.05

        (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. Neither the Employer nor any Employee may contribute to the Plan for any Limitation Year in which the Plan is unable to allocate fully a suspense account maintained pursuant to this paragraph (c).

        (d) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

        [Note. Sections 3.11 through 3.16 apply only to Participants who, in addition to this Plan, participate in one or more plans (including Paired Plans), all of which are qualified Master or Prototype defined contribution plans or welfare benefit funds (as defined in Code Section 419(e)) maintained by the Employer during the Limitation Year.]

        3.11 The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount, reduced by the sum of any Annual Additions allocated to the Participant's Accounts for the same Limitation Year under this Plan and such other defined contribution plan. If the amount the Employer otherwise would contribute to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the Employer will reduce the amount of its contribution so the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.10) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

        3.12 Prior to the determination of the Participant's actual Compensation for the Limitation Year, the Advisory Committee may determine the amounts referred to in 3.11 above on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee will make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contribution (including allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years.

        3.13 As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the amounts referred to in 3.11 on the basis of the Participant's actual Compensation for such Limitation Year.

        3.14 If pursuant to Section 3.13, or because of the allocation of forfeitures, a Participant's Annual Additions under this Plan and all such other plans result in an Excess Amount, such Excess Amount will consist of the Amounts last allocated. The Advisory Committee will determine the Amounts last allocated by treating the Annual Additions attributable to a welfare benefit fund as allocated first, irrespective of the actual allocation date under the welfare benefit fund.

        3.15 The Employer must specify in its Adoption Agreement the Excess Amount attributed to this Plan, if the Advisory Committee allocates an Excess Amount to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan.

        3.16 The Advisory Committee will dispose of any Excess Amounts attributed to this Plan as provided in Section 3.10.



                                      3.06

        [Note: Section 3.17 applies only to Participants who, in addition to this Plan, participate in one or more qualified plans which are qualified defined contribution plans other than a Master or Prototype plan maintained by the Employer during the Limitation Year.)

        3.17 SPECIAL ALLOCATION LIMITATION. The amount of Annual Additions which the Advisory Committee may allocate under this Plan on behalf of any Participant are limited in accordance with the provisions of Section 3.11 through 3.16, as though the other plan were a Master or Prototype plan, unless the Employer provides other limitations in an addendum to the Adoption Agreement, numbered
Section 3.17.

        3.18 DEFINED BENEFIT PLAN LIMITATION. If the Employer maintains a defined benefit plan, or has ever maintained a defined benefit plan which the Employer has terminated, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Participant for any Limitation Year must not exceed 1.0. The Employer must provide in Adoption Agreement
Section 3.18 the manner in which the Plan will satisfy this limitation. The Employer also must provide in its Adoption Agreement Section 3.18 the manner in which the Plan will satisfy the top heavy requirements of Code Section 416 after taking into account the existence (or prior maintenance) of the defined benefit plan.

        3.19 DEFINITIONS -- ARTICLE III. For purposes of Article III, the following terms mean:

        (a) "Annual Addition" -- The sum of the following amounts allocated on behalf of a Participant for a Limitation Year, of (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code Section 401(k), excess aggregate contributions described in Code Section 401(m) and excess deferrals described in Code Section 402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.10. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code Section 415(1)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer.

        (b) "Compensation" -- For purposes of applying the limitations of Part 2 of this Article III, "Compensation" means Compensation as defined in
        Section 1.12, except Compensation does not include elective contributions, irrespective of whether the Employer has elected to include these amounts as Compensation under Section 1.12 of its Adoption Agreement, and any exclusion selected in Section 1.12 of the Adoption Agreement (other than the exclusion of elective contributions) does not apply.

        (c) "Employer" -- The Employer that adopts this Plan and any related employers described in Section 1.30. Solely for purposes of applying the limitations of Part 2 of this Article III, the Advisory Committee will determine related employers described in Section 1.30 by modifying Code Sections 414(b) and (c) in accordance with Code Section 415(h).

        (d) "Excess Amount" -- The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

        (e) "Limitation Year" -- The period selected by the Employer under Adoption Agreement Section 1.17. All qualified plans of the Employer must use the same Limitation Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.



                                      3.07

        (f) "Master or Prototype Plan" - A plan the form of which is the subject of a favorable notification letter or a favorable opinion letter from the Internal Revenue Service.

        (g) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code
        Section 415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 (or adjusted) limitation by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

        (h) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations of Part 2 of this Article III, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory Committee also will treat as a defined contribution plan an individual medical account (as defined in Code
        Section 415(1)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code Section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code
        Section 419A(d)(3)).

        (i) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

(Note: The definitions in paragraphs (j), (k) and (1) apply only if the limitation described in Section 3.18 applies to the Employer's Plan.]

        (j) "Defined benefit plan fraction"

  Projected annual benefit of the Participant under the defined benefit plan(s)
  -----------------------------------------------------------------------------
   The lesser of (i) 125% (subject to the "100% limitation" in paragraph (1)) of the dollar limitation in effect under Code Section 415(b)(1)(A) for the
Limitation Year, or (ii) 140% of the Participant's average Compensation for his high three (3) consecutive Years of Service

        To determine the denominator of this fraction, the Advisory Committee will make any adjustment required under Code Section 415(b) and will determine a Year of Service, unless otherwise provided in an addendum to Adoption Agreement
Section 3.18, as a Plan Year in which the Employee completed at least 1,000 Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the defined benefit plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.



                                      3.08

        CURRENT ACCRUED BENEFIT. If the Participant accrued benefits in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's Current Accrued Benefit. A Participant's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This Current Accrued Benefit rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 as in effect at the end of the 1986 Limitation Year.

(k) "Defined contribution plan fraction" -

    The sum, as of the close of the Limitation Year, of the Annual Additions to the Participant's Account under the defined contribution plan(s)
       -------------------------------------------------------------------
        The sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of Service with the Employer:(i) 125% (subject to the "100% limitation" in paragraph (1)) of the dollar limitation in effect under Code Section 415(c)(1)(A) for the Limitation Year (determined without regard to the special dollar limitations for employee stock ownership plans), or (ii) 35% of the Participant's Compensation for the Limitation Year

        For purposes of determining the defined contribution plan fraction, the Advisory Committee will not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the Plan satisfied Code Section 415 for Limitation Years beginning prior to January 1, 1987, the Advisory Committee will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section 3.19. If the sum of the redetermined fractions exceeds 1.0, the Advisory Committee will subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Advisory Committee must disregard any accrued benefit under the defined benefit plan which is in excess of the Current Accrued Benefit. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

(l) "100% limitation." If the 100% limitation applies, the Advisory Committee must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting 100% for 125%. If the Employer's Plan is a Standardized Plan, the 100% limitation applies in all Limitation Years, subject to any override provisions under Section 3.18 of the Employer's Adoption Agreement. If the Employer overrides the 100% limitation under a Standardized Plan, the Employer must specify in its Adoption Agreement the manner in which the Plan satisfies the extra minimum benefit requirement of Code Section 416(h) and the 100% limitation must continue to apply if the Plan's top heavy ratio exceeds 90%. If the Employer's Plan is a Nonstandardized Plan, the 100% limitation applies only if: (i) the Plan's top heavy ratio exceeds 90%; or (ii) the Plan's top heavy ratio is greater than 60%, and the Employer does not elect in its Adoption Agreement Section 3.18 to provide extra minimum benefits which satisfy Code Section 416(h)(2).

                         * * * * * * * * * * * * * * *



                                      3.09

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

        4.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. This Plan does not permit Participant nondeductible contributions unless the Employer maintains its Plan under a Code Section 401(k) Adoption Agreement. If the Employer does not maintain its Plan under a Code Section 401(k) Adoption Agreement and, prior to the adoption of this Master Plan, the Plan accepted Participant nondeductible contributions for a Plan Year beginning after December 31, 1986, those contributions must satisfy the requirements of Code Section 401(m). This Section
4.01 does not prohibit the Plan's acceptance of Participant nondeductible contributions prior to the first Plan Year commencing after the Plan Year in which the Employer adopts this Master Plan.

        4.02 PARTICIPANT DEDUCTIBLE CONTRIBUTIONS. A qualified Plan may not accept Participant deductible contributions after April 15, 1987. If the Employer's Plan includes Participant deductible contributions ("DECs") made prior to April 16, 1987, the Advisory Committee must maintain a separate accounting for the Participant's Accrued Benefit attributable to DECs, including DECs which are part of a rollover contribution described in Section 4.03. The Advisory Committee will treat the accumulated DECs as part of the Participant's Accrued Benefit for all purposes of the Plan, except for purposes of determining the top heavy ratio under Section 1.33. The Advisory Committee may not use DECs to purchase life insurance on the Participant's behalf.

        4.03 PARTICIPANT ROLLOVER CONTRIBUTIONS. Any Participant, with the Employer's written consent and after filing with the Trustee the form prescribed by the Advisory Committee, may contribute cash or other property to the Trust other than as a voluntary contribution if the contribution is a "rollover contribution" which the Code permits an employee to transfer either directly or indirectly from one qualified plan to another qualified plan. Before accepting a rollover contribution, the Trustee may require an Employee to furnish satisfactory evidence that the proposed transfer is in fact a "rollover contribution" which the Code permits an employee to make to a qualified plan. A rollover contribution is not an Annual Addition under Part 2 of Article III.

        The Trustee will invest the rollover contribution in a segregated investment Account for the Participant's sole benefit unless the Trustee (or the Named Fiduciary, in the case of a nondiscretionary Trustee designation), in its sole discretion, agrees to invest the rollover contribution as part of the Trust Fund. The Trustee will not have any investment responsibility with respect to a Participant's segregated rollover Account. The Participant, however, from time to time, may direct the Trustee in writing as to the investment of his segregated rollover Account in property, or property interests, of any kind, real, personal or mixed; provided however, the Participant may not direct the Trustee to make loans to his Employer. A Participant's segregated rollover Account alone will bear any extraordinary expenses resulting from investments made at the direction of the Participant. As of the Accounting Date (or other valuation date) for each Plan Year, the Advisory Committee will allocate and credit the net income (or net loss) from a Participant's segregated rollover Account and the increase or decrease in the fair market value of the assets of a segregated rollover Account solely to that Account. The Trustee is not liable nor responsible for any loss resulting to any Beneficiary, nor to any Participant, by reason of any sale or investment made or other action taken pursuant to and in accordance with the direction of the Participant. In all other respects, the Trustee will hold, administer and distribute a rollover contribution in the same manner as any Employer contribution made to the Trust.

        An eligible Employee, prior to satisfying the Plan's eligibility conditions, may make a rollover contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. If the Employee has a Separation from



                                      4.01

Service prior to becoming a Participant, the Trustee will distribute his rollover contribution Account to him as if it were an Employer contribution Account.

        4.04 PARTICIPANT CONTRIBUTION - FORFEITABILITY. A Participant's Accrued Benefit is, at all times, 100% Nonforfeitable to the extent the value of his Accrued Benefit is derived from his Participant contributions described in this
Article IV.

        4.05 PARTICIPANT CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. A
Participant, by giving prior written notice to the Trustee, may withdraw all or any part of the value of his Accrued Benefit derived from his Participant contributions described in this Article IV. A distribution of Participant contributions must comply with the joint and survivor requirements described in
Article VI, if those requirements apply to the Participant. A Participant may not exercise his right to withdraw the value of his Accrued Benefit derived from his Participant contributions more than once during any Plan Year. The Trustee, in accordance with the direction of the Advisory Committee, will distribute a Participant's unwithdrawn Accrued Benefit attributable to his Participant contributions in accordance with the provisions of Article VI applicable to the distribution of the Participant's Nonforfeitable Accrued Benefit.

        4.06 PARTICIPANT CONTRIBUTION - ACCRUED BENEFIT. The Advisory Committee must maintain a separate Account(s) in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from his Participant contributions. A Participant's Accrued Benefit derived from his Participant contributions as of any applicable date is the balance of his separate Participant contribution Account(s).

                            * * * * * * * * * * * * *



                                      4.02

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

        5.01 NORMAL RETIREMENT AGE. The Employer must define Normal Retirement Age in its Adoption Agreement. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

        5.02 PARTICIPANT DISABILITY OR DEATH. The Employer may elect in its Adoption Agreement to provide a Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable if the Participant's Separation from Service is a result of his death or his disability.

        5.03 VESTING SCHEDULE. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the vesting schedule completed by the Employer in its Adoption Agreement.

(A) ELECTION OF SPECIAL VESTING FORMULA. If the Trustee makes a distribution (other than a cash-out distribution described in Section 5.04) to a partially-vested Participant, and the Participant has not incurred a Forfeiture Break in Service at the relevant time, the Advisory Committee will establish a separate Account for the Participant's Accrued Benefit. At any relevant time following the distribution, the Advisory Committee will determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) - (R x D).

        To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time, "R" is the ratio of "AB" to the Participant's Employer-derived Accrued Benefit immediately following the earlier distribution and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of Section 5.04 to that prior distribution, this special vesting formula also applies to that Participant's remaining Account. The Employer, in an addendum to its Adoption Agreement, numbered Section 5.03, may elect to modify this formula to read as follows: P(AB + D) - D.

        5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/ RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions. See
Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) RESTORATION AND CONDITIONS UPON RESTORATION. A partially-vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration by reason of the conditions of this Section 5.04(A). If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this Section 5.04(A), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee will not restore a re-employed Participant's Accrued Benefit under this paragraph



                                      5.01

        (1) 5 years have elapsed since the Participant's first re-employment date with the Employer following the cash-out distribution; or

        (2) The Participant incurred a Forfeiture Break in Service (as defined in Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

(B) TIME AND METHOD OF RESTORATION. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

        (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 3.05;

        (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

        (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

        In an addendum to its Adoption Agreement numbered 5.04(B), the Employer may eliminate as a means of restoration any of the amounts described in clauses
(1), (2) and (3) or may change the order of priority of these amounts. To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 3.01, the additional amount necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one re-employed Participant, then the Advisory Committee will make the restoration allocations to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Advisory Committee will not take into account any allocation under this Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

(C) 0% VESTED PARTICIPANT. The Employer must specify in its Adoption Agreement whether the deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. If the Participant's Account is not entitled to an allocation of Employer contributions for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the date of the Participant's Separation from Service. If the Participant's Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Separation from Service, the Advisory Committee will apply the deemed cash-out rule as if the 0% vested Participant received a cash-out distribution on the first day of the first Plan Year beginning after his Separation from Service. For purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer. If the deemed cash-out rule does not apply to the Employer's Plan, a 0% vested Participant will not incur a forfeiture until he incurs a Forfeiture Break in Service.



                                      5.02

        5.05 SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the Advisory Committee restores the Participant's Accrued Benefit, as described in Section 5.04, the Trustee will invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Advisory Committee restores the Participant's Accrued Benefit, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a rollover contribution, the Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Advisory Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment.

        5.06 YEAR OF SERVICE - VESTING. For purposes of vesting under Section 5.03, Year of Service means any 12-consecutive month period designated in the Employer's Adoption Agreement during which an Employee completes not less than the number of Hours of Service (not exceeding 1,000) specified in the Employer's Adoption Agreement. A Year of Service includes any Year of Service earned prior to the Effective Date of the Plan, except as provided in Section 5.08.

        5.07 BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant incurs a "Break in Service" if during any vesting computation period he does not complete more than 500 Hours of Service. If, pursuant to Section 5.06, the Plan does not require more than 500 Hours of Service to receive credit for a Year of Service, a Participant incurs a Break in Service in a vesting computation period in which he fails to complete a Year of Service.

        5.08 INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer except:

        (a) For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

        (b) The Plan disregards any Year of Service excluded under the Employer's Adoption Agreement. The Plan does not apply the Break in Service rule under Code Section 411(a)(6)(B). Therefore, an Employee need not complete a Year of Service after a Break in Service before the Plan takes into account the Employee's otherwise includible Years of Service under this Article V.

        5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

        (a) The last day of the vesting computation period in which the Participant first incurs a Forfeiture Break in Service; or

        (b) The date the Participant receives a cash-out distribution.

        The Advisory Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant does not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.14.

                            * * * * * * * * * * * * *



                                      5.03

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS

        6.01 TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500 and the Participant has not attained the later of Normal Retirement Age or age 62. Furthermore, the Participant's spouse also must consent, in writing, to any distribution, for which Section 6.04 requires the spouse's consent. For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. A distribution date under this
Article VI, unless otherwise specified within the Plan, is the date or dates the Employer specifies in the Adoption Agreement, or as soon as administratively practicable following that distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $3,500, the Advisory Committee must treat that present value as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

(A) SEPARATION FROM SERVICE FOR A REASON OTHER THAN DEATH.

        (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum, on the distribution date the Employer specifies in the Adoption Agreement, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age at the time of his Separation from Service, the distribution under this paragraph will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs.

        (2) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Nonforfeitable Accrued Benefit in a form and at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.04), on the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; (b) the Participant attains age 62; or (c) the Participant's Separation from Service.

        (3) DISABILITY. If the Participant's Separation from Service is because of his disability, the Advisory Committee will direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in lump sum, on the distribution date the Employer specifies in the Adoption Agreement, subject to the notice and consent requirements of this Article VI and subject to the applicable mandatory commencement dates described in Paragraphs (1) and (2).

        (4) HARDSHIP. Prior to the time at which the Participant may receive distribution under Paragraphs (1), (2) or (3), the Participant may request a distribution from his Nonforfeitable Accrued Benefit in an amount necessary to satisfy a hardship, if the Employer elects in the Adoption Agreement to permit hardship distributions. Unless the Employer elects otherwise in the Adoption Agreement, a hardship distribution must be on account of any of the following:
(a) medical expenses; (b) the purchase (excluding mortgage payments) of the Participant's principal residence; (c) post-secondary education tuition, for the next semester or quarter, for the Participant or for the Participant's spouse, children or dependents; (d) to



                                      6.01
prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence; (e) funeral expenses of the Participant's family member; or (f) the Participant's disability. A partially-vested Participant may not receive a hardship distribution described in this Paragraph (A)(4) prior to incurring a Forfeiture Break in Service, unless the hardship distribution is a cash-out distribution (as defined in Article V). The Advisory Committee will direct the Trustee to make the hardship distribution as soon as administratively practicable after the Participant makes a valid request for the hardship distribution.

(B) REQUIRED BEGINNING DATE. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution on the Participant's Required Beginning Date, subject to the transitional election, if applicable, under Section 6.03(D). A Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age 70-1/2. However, if the Participant, prior to incurring a Separation from Service, attained age 70-1/2 by January 1, 1988, and, for the five Plan Year period ending in the calendar year in which he attained age 70-1/2 and for all subsequent years, the Participant was not a more than 5% owner, the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than 5% owner. Furthermore, if a Participant who was not a more than 5% owner attained age 70-1/2 during 1988 and did not incur a Separation from Service prior to January 1, 1989, his Required Beginning Date is April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.04) unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(C) DEATH OF THE PARTICIPANT. The Advisory Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death. Subject to the requirements of
Section 6.04, the Advisory Committee will determine the death benefit by reducing the Participant's Nonforfeitable Accrued Benefit by any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan.

        (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $3,500. The Advisory Committee, subject to the requirements of Section 6.04, must direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit in a single sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

        (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. The Advisory Committee will direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable by the Beneficiary, as permitted under this Article VI. In the absence of an election, subject to the requirements of Section 6.04, the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death.

        If the death benefit is payable in full to the Participant's surviving spouse, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form (other than a joint and survivor annuity) this Article VI would permit for a Participant.



                                      6.02

        6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Subject to the annuity distribution requirements, if any, prescribed by Section 6.04, and any restrictions prescribed by Section 6.03, a Participant or Beneficiary may elect distribution under one, or any combination, of the following methods: (a) by payment in a lump sum; or (b) by payment in monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary. The Employer may elect in its Adoption Agreement to modify the methods of payment available under this Section 6.02.

        The distribution options permitted under this Section 6.02 are available only if the present value of the Participant Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500. To facilitate installment payments under this Article VI, the Advisory Committee may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a separate Account. The Trustee will invest the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. A Participant or Beneficiary may elect to receive an installment distribution in the form of a Nontransferable Annuity Contract. Under an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit, subject to the requirements of Section 6.04.

(A) MINIMUM DISTRIBUTION REQUIREMENTS FOR PARTICIPANTS. The Advisory Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code Section 401(a)(9) regulations). The Advisory Committee will increase the Participant's Nonforfeitable Accrued Benefit, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. Section 1.72-9. The Advisory Committee, only upon the Participant's written request, will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

        If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Advisory Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code Section 401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee WILL compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable



                                      6.03
solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee must determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

        The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date occurs, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code Section 401(a)(9) and the applicable Treasury regulations.

(B) MINIMUM DISTRIBUTION REQUIREMENTS FOR BENEFICIARIES. The method of distribution to the Participant's Beneficiary must satisfy Code Section 401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date or, if earlier, the date the Participant commences an irrevocable annuity pursuant to Section 6.04, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, and the Participant had not commenced an irrevocable annuity pursuant to
Section 6.04, the method of payment to the Beneficiary, subject to Section 6.04, must provide for completion of payment to the Beneficiary over a period not exceeding: (i) 5 years after the date of the Participant's death; or (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Advisory Committee may not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period described in clause (ii) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the Trustee will make distribution in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. Section 1.72-9 for purposes of applying this paragraph. The Advisory Committee, only upon the written request of the Participant or of the Participant's surviving spouse, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a nonspouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee will apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

        6.03 BENEFIT PAYMENT ELECTIONS. Not earlier than 90 days, but not later than 30 days, before the Participant's annuity starting date, the Advisory Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains the later of Normal Retirement Age or age 62.

        If a Participant or Beneficiary makes an election prescribed by this
Section 6.03, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of Section
6.02 and of Section 6.04. The Participant or Beneficiary must make an election under this Section 6.03 by filing his election with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article V1.



                                      6.04

(A) PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $3,500, he may elect to have the Trustee commence distribution as of any distribution date permitted under the Employer's Adoption Agreement Section 6.03. The Participant may reconsider an election at any time prior to the annuity starting date and elect to commence distribution as of any other distribution date permitted under the Employer's Adoption Agreement Section 6.03. If the Participant is partially-vested in his Accrued Benefit, an election under this Paragraph (A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 5.08), must be in the form of a cash-out distribution (as defined in Article V). A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cash-out distribution, the Participant returns to employment with the Employer. Following his attainment of Normal Retirement Age, a Participant who has separated from Service may elect distribution as of any distribution date, irrespective of the elections under Adoption Agreement Section 6.03.

(B) PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE. The Employer must specify in its Adoption Agreement the distribution election rights, if any, a Participant has prior to his Separation from Service. A Participant must make an election under this Section 6.03(B) on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must make a distribution to a Participant in accordance with his election under this Section 6.03(B) within the 90 day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Accrued Benefit not distributed pursuant to his election(s) in accordance with the other distribution provisions of this Plan.

(C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a form and within a period permitted under Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

(D) TRANSITIONAL ELECTIONS. Notwithstanding the provisions of Sections 6.01 and 6.02, if the Participant (or Beneficiary) signed a written distribution designation prior to January 1, 1984, the Advisory Committee must distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that designation, subject however, to the survivor requirements, if applicable, of Sections 6.04, 6.05 and 6.06. This Section 6.03(D) does not apply to a pre-1984 distribution designation, and the Advisory Committee will not comply with that designation, if any of the following applies: (1) the method of distribution would have disqualified the Plan under Code Section 401(a)(9) as in effect on December 31, 1983; (2) the Participant did not have an Accrued Benefit as of December 31, 1983; (3) the distribution designation does not specify the timing and form of the distribution and the death Beneficiaries (in order of priority);
(4) the substitution of a Beneficiary modifies the payment period of the distribution; or, (5) the Participant (or Beneficiary) modifies or revokes the distribution designation. In the event of a revocation, the Plan must distribute, no later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under Section 6.02(A) if the distribution designation had not been in effect or, if the Beneficiary revokes the distribution designation, the amount which the Beneficiary would have received under Section 6.02(B) if the distribution designation had not been in effect. The Advisory Committee will apply this
Section 6.03(D) to rollovers and transfers in accordance with Part J of the Code
Section 401(a)(9) Treasury regulations.



                                      6.05

        6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES.

(A) JOINT AND SURVIVOR ANNUITY. The Advisory Committee must direct the Trustee to distribute a married or unmarried Participant's Nonforfeitable Accrued Benefit in the form of a qualified joint and survivor annuity, unless the Participant makes a valid waiver election (described in Section 6.05) within the 90 day period ending on the annuity starting date. If, as of the annuity starting date, the Participant is married, a qualified joint and survivor annuity is an immediate annuity which is purchasable with the Participant's Nonforfeitable Accrued Benefit and which provides a life annuity for the Participant and a survivor annuity payable for the remaining life of the Participant's surviving spouse equal to 50% of the amount of the annuity payable during the life of the Participant. If, as of the annuity starting date, the Participant is not married, a qualified joint and survivor annuity is an immediate life annuity for the Participant which is purchasable with the Participant's Nonforfeitable Accrued Benefit. On or before the annuity starting date, the Advisory Committee, without Participant or spousal consent, must direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in a lump sum, in lieu of a qualified joint and survivor annuity, in accordance with
Section 6.01, if the Participant's Nonforfeitable Accrued Benefit is not greater than $3,500. This Section 6.04(A) applies only to a Participant who has completed at least one Hour of Service with the Employer after August 22, 1984.

(B) PRERETIREMENT SURVIVOR ANNUITY. If a married Participant dies prior to his annuity starting date, the Advisory Committee will direct the Trustee to distribute a portion of the Participant's Nonforfeitable Accrued Benefit to the Participant's surviving spouse in the form of a preretirement survivor annuity, unless the Participant has a valid waiver election (as described in Section 6.06) in effect, or unless the Participant and his spouse were not married throughout the one year period ending on the date of his death. A preretirement survivor annuity is an annuity which is purchasable with 50% of the Participant's Nonforfeitable Accrued Benefit (determined as of the date of the Participant's death) and which is payable for the life of the Participant's surviving spouse. The value of the preretirement survivor annuity is attributable to Employer contributions and to Employee contributions in the same proportion as the Participant's Nonforfeitable Accrued Benefit is attributable to those contributions. The portion of the Participant's Nonforfeitable Accrued Benefit not payable under this paragraph is payable to the Participant's Beneficiary, in accordance with the other provisions of this Article VI. If the present value of the preretirement survivor annuity does not exceed $3,500, the Advisory Committee, on or before the annuity starting date, must direct the Trustee to make a lump sum distribution to the Participant's surviving spouse, in lieu of a preretirement survivor annuity. This Section 6.04(B) applies only to a Participant who dies after August 22, 1984, and either (i) completes at least one Hour of Service with the Employer after August 22, 1984, or (ii) separated from Service with at least 10 Years of Service (as defined in Section 5.06) and completed at least one Hour of Service with the Employer in a Plan Year beginning after December 31, 1975.

(C) SURVIVING SPOUSE ELECTIONS. If the present value of the preretirement survivor annuity exceeds $3,500, the Participant's surviving spouse may elect to have the Trustee commence payment of the preretirement survivor annuity at any time following the date of the Participant's death, but not later than the mandatory distribution periods described in Section 6.02, and may elect any of the forms of payment described in Section 6.02, in lieu of the preretirement survivor annuity. In the absence of an election by the surviving spouse, the Advisory Committee must direct the Trustee to distribute the preretirement survivor annuity on the first distribution date following the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's death; (ii) the date the Advisory Committee receives notification of or otherwise confirms the Participant's death; (iii) the date the Participant would have attained Normal Retirement Age; or (iv) the date the Participant would have attained age 62.



                                      6.06

(D) SPECIAL RULES. If the Participant has in effect a valid waiver election regarding the qualified joint and survivor annuity or the preretirement survivor annuity, the Advisory Committee must direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with Sections 6.01,
6.02 and 6.03. The Advisory Committee will reduce the Participant's Nonforfeitable Accrued Benefit by any security interest (pursuant to any offset rights authorized by Section 10.03[E]) held by the Plan by reason of a Participant loan to determine the value of the Participant's Nonforfeitable Accrued Benefit distributable in the form of a qualified joint and survivor annuity or preretirement survivor annuity, provided any post-August 18, 1985, loan satisfied the spousal consent requirement described in Section 10.03[E] of the Plan. For purposes of applying this Article VI, the Advisory Committee treats a former spouse as the Participant's spouse or surviving spouse to the extent provided under a qualified domestic relations order described in Section
6.07. The provisions of this Section 6.04, and of Sections 6.05 and 6.06, apply separately to the portion of the Participant's Nonforfeitable Accrued Benefit subject to the qualified domestic relations order and to the portion of the Participant's Nonforfeitable Accrued Benefit not subject to that order.

(E) PROFIT SHARING PLAN ELECTION. If this Plan is a profit sharing plan, the Employer must elect the extent to which the preceding provisions of Section 6.04 apply. If the Employer elects to apply this Section 6.04 only to a Participant described in this Section 6.04(E), the preceding provisions of this Section 6.04 apply only to the following Participants: (1) a Participant as respects whom the Plan is a direct or indirect transferee from a plan subject to the Code Section 417 requirements and the Plan received the transfer after December 31, 1984, unless the transfer is an elective transfer described in Section 13.06; (2) a Participant who elects a life annuity distribution (if Section 6.02 or Section
13.02 of the Plan requires the Plan to provide a life annuity distribution option); and (3) a Participant whose benefits under a defined benefit plan maintained by the Employer are offset by benefits provided under this Plan. If the Employer elects to apply this Section 6.04 to all Participants, the preceding provisions of this Section 6.04 apply to all Participants described in the first two paragraphs of this Section 6.04, without regard to the limitations of this Section 6.04(E). Sections 6.05 and 6.06 only apply to Participants to whom the preceding provisions of this Section 6.04 apply.

        6.05 WAIVER ELECTION - QUALIFIED JOINT AND SURVIVOR ANNUITY. Not earlier than 90 days, but not later than 30 days, before the Participant's annuity starting date, the Advisory Committee must provide the Participant a written explanation of the terms and conditions of the qualified joint and survivor annuity, the Participant's right to make, and the effect of, an election to waive the joint and survivor form of benefit, the rights of the Participant's spouse regarding the waiver election and the Participant's right to make, and the effect of, a revocation of a waiver election. The Plan does not limit the number of times the Participant may revoke a waiver of the qualified joint and survivor annuity or make a new waiver during the election period.

        A married Participant's waiver election is not valid unless (a) the Participant's spouse (to whom the survivor annuity is payable under the qualified joint and survivor annuity), after the Participant has received the written explanation described in this Section 6.05, has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or the Plan Administrator (or his representative) witnesses the spouse's consent, (b) the spouse consents to the alternate form of payment designated by the Participant or to any change in that designated form of payment, and (c) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse's consent to a waiver of the qualified joint and survivor annuity is irrevocable, unless the Participant revokes the waiver election. The spouse may execute a blanket consent to any form of payment designation or to any Beneficiary designation made by the Participant, if the spouse acknowledges the right to limit that consent to a specific designation but, in writing, waives that right. The consent requirements of this Section 6.05 apply to a former spouse of the Participant, to the extent required under a qualified domestic relations order described in Section 6.07.



                                      6.07

        The Advisory Committee will accept as valid a waiver election which does not satisfy the spousal consent requirements if the Advisory Committee establishes the Participant does not have a spouse, the Advisory Committee is not able to locate the Participant's spouse, the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect, or other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

        6.06 WAIVER ELECTION - PRERETIREMENT SURVIVOR ANNUITY. The Advisory Committee must provide a written explanation of the preretirement survivor annuity to each married Participant, within the following period which ends last: (1) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (2) a reasonable period after an Employee becomes a Participant; (3) a reasonable period after the joint and survivor rules become applicable to the Participant; or (4) a reasonable period after a fully subsidized preretirement survivor annuity no longer satisfies the requirements for a fully subsidized benefit. A reasonable period described in clauses (2), (3) and (4) is the period beginning one year before and ending one year after the applicable event. If the Participant separates from Service before attaining age 35, clauses (1), (2), (3) and (4) do not apply and the Advisory Committee must provide the written explanation within the period beginning one year before and ending one year after the Separation from Service. The written explanation must describe, in a manner consistent with Treasury regulations, the terms and conditions of the preretirement survivor annuity comparable to the explanation of the qualified joint and survivor annuity required under Section 6.05. The Plan does not limit the number of times the Participant may revoke a waiver of the preretirement survivor annuity or make a new waiver during the election period.

        A Participant's waiver election of the preretirement survivor annuity is not valid unless (a) the Participant makes the waiver election no earlier than the first day of the Plan Year in which he attains age 35 and (b) the Participant's spouse (to whom the preretirement survivor annuity is payable) satisfies the consent requirements described in Section 6.05, except the spouse need not consent to the forth of benefit payable to the designated Beneficiary. The spouse's consent to the waiver of the preretirement survivor annuity is irrevocable, unless the Participant revokes the waiver election. Irrespective of the time of election requirement described in clause (a), if the Participant separates from Service prior to the first day of the Plan Year in which he attains age 35, the Advisory Committee will accept a waiver election as respects the Participant's Accrued Benefit attributable to his Service prior to his Separation from Service. Furthermore, if a Participant who has not separated from Service makes a valid waiver election, except for the timing requirement of clause (a), the Advisory Committee will accept that election as valid, but only until the first day of the Plan Year in which the Participant attains age 35. A waiver election described in this paragraph is not valid unless made after the Participant has received the written explanation described in this Section 6.06.

        6.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. The Employer, in an addendum to its Adoption Agreement numbered 6.07, may elect to limit distribution to an alternate payee only when the Participant has attained his earliest retirement age under the Plan. Nothing in this Section 6.07 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment



                                      6.08
not otherwise permitted under the Plan.

        The Advisory Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Advisory Committee promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Advisory Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Advisory Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

        If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Advisory Committee is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Advisory Committee determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Advisory Committee does not make its determination of the qualified status of the order within the 18-month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Advisory Committee later determines the order is a qualified domestic relations order.

        To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this
Section 6.07 by separate benefit checks or other separate distribution to the alternate payee(s).


                          * * * * * * * * * * * * * *



                                      6.09

                                   ARTICLE VII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

        7.01 INFORMATION TO COMMITTEE. The Employer must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

        7.02 NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee (unless the Employer is the Advisory Committee), the Trustee, the Custodian, if any, or the Plan Administrator (unless the Employer is the Plan Administrator).

        7.03 INDEMNITY OF CERTAIN FIDUCIARIES. The Employer indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any Advisory Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.03, provided the letter agreement must be consistent with and does not violate ERISA. The indemnification provisions of this Section 7.03 extend to the Trustee (or to a Custodian, if any) solely to the extent provided by a letter agreement executed by the Trustee (or Custodian) and the Employer.

        7.04 EMPLOYER DIRECTION OF INVESTMENT. The Employer has the right to direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or re-investment of any part of the Trust Fund.

        7.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

        If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least 5 Years of Service with the Employer. The Participant must file his election with the Advisory Committee within 60 days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Advisory Committee, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected



                                      7.01

Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 7.05 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this Section 7.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit. Furthermore, the Advisory Committee must treat any shift in the vesting schedule, due to a change in the Plan's top heavy status, as an amendment to the vesting schedule for purposes of this Section 7.05.

                          * * * * * * * * * * * * * *


                                      7.02